Exhibit 99.1
APPENDIX “G”
TRANSVIDEO VALUATION REPORT

CONFIDENTIAL TREATMENT REQUESTED:
INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “*******” OR OTHERWISE CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

UHY Advisors, Inc.
Tax & Business Consultants

TransVideo
传视数码

 CHICAGO, ILLINOIS
VALUATION REPORT
TRANSVIDEO INTERNATIONAL, LTD
 PREPARED MAY 5, 2010

Table of Contents
ENGAGEMENT SUMMARY
    3
BUSINESS OVERVIEW
  7
ECONOMIC OUTLOOK
  39
INDUSTRY OUTLOOK
    45
VALUATION ANALYSIS
    50
CONCLUSION: RANGE OF VALUE
  59
VALUATION SCHEDULES 1 - 19
APPENDICES:
A  - SOURCES OF INFORMATION
B -  CONTINGENT AND LIMITING CONDITIONS
C -       VALUATOR’S CERTIFICATION
D - CURRICULUM VITAE OF BRUCE L. RICHMAN

Engagement Summary

Engagement Summary
UHY Advisors FLVS, Inc. (“UHY”) was engaged by the Special Committee of the Board of Directors of NeuLion, Inc. (“NeuLion”
or the “Company”) (“Client”), as an independent valuator, to perform a business valuation and determine a range of fair market value for TransVideo International Ltd. (“TransVideo”) as of March 31, 2010 (“Valuation Date”). This valuation opinion and related report are only for the Client’s corporate planning purposes in connection with the potential acquisition of TransVideo by NeuLion and should not be utilized, referred to, or distributed for any other purpose without the express written consent of UHY. Our engagement, nor our valuation conclusions expressed in our report, are not to be considered a fairness opinion or any indication as what one may be able to raise capital for in the public market or from any individual investor.
Standard and Definition of Value
The standard of value used in our analysis is fair market value. Fair market value is defined in Internal Revenue Service Revenue
Ruling 59-60 (“Revenue Ruling 59-60”) as:
…the price at which the property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts.
Fair market value is also defined in the International Glossary of Business Valuation Terms1 as:
The price, expressed in terms of cash equivalents, at which property would change hands between a hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arm’s length in an open and unrestricted market, when neither is under compulsion to buy or sell and when both have reasonable knowledge of the relevant facts.
1 The International Glossary of Business Valuation Terms is a joint effort of the American Institute of Certified Public Accountants, American Society of
Appraisers, Canadian Institute of Chartered Business Valuators, National Association of Certified Valuation Analysts, and The Institute of Business Appraisers.
Page | 4

Scope of Work
We have considered the follow factors in our analysis of TransVideo.
1. The nature of the business and the history of the enterprise from its inception.
2. The economic outlook in general and the condition and outlook of the specific industry in particular.
3. The book value of the stock and the financial condition of the business.
4. The earning capacity of the Practice.
5. The dividend-paying capacity.
6. Whether or not the enterprise has goodwill or other intangible value.
7. Sales of the stock and the size of the block or stock to be valued.
8. The market price of stocks of corporations engaged in the same or a similar line of business having their stocks actively traded in a free and open market, either on an exchange or over-the-counter.
As part of our assignment we performed a site visit to the office of TransVideo located at 2F Tower B, Beifa Plaza, No.15 Xueyuan South
Road, Haidian District, Beijing. We also performed management interviews with key management personnel at TransVideo concerning the
Company, its historic operations, nature and operations of the Company, including trends and prospects for growth as of the Valuation Date and Managements financial forecast. Additionally, we reviewed various documents and material provided by Management and those available through our research. A summary of those documents are included in Appendix A of our report.
Page | 5

Level of Value
Obtain indirectly by reference to
STRATEGIC VALUE
control values via strategic premium
Strategic Premium/Merger Economics
Obtain indirectly by reference to freely
CONTROL VALUE
traded values via control premium
Premium for Control
Lack of Control Discount
FREELY TRADED VALUE OR
Obtain indirectly by reference to control
MARKETABLE,
values via lack of control discount
NON-CONTROLLING
Lack of Marketability Discount
Obtain indirectly by reference to freely
NON-MARKETABLE,
traded values via lack of marketability
NON-CONTROLLING
discount
Source: Based on Z. Christopher Mercer, "Understanding and Quantifying Control Premiums: The Value of Control vs. Synergies of Strategic
Advantages, Part II," The Journal of Business Valuation, p.51.
In this report, we used a Control Value basis for the 100% equity ownership of TransVideo.
Premise of Value
TransVideo was valued on a going-concern basis, which assumes that the businesses will continue operating into the future.
Page | 6

Business Overview
Page | 7

Business History and Overview
Beijing Digital TransVideo Technology Co., Ltd (“TransVideo” or the “Company”) is an operating company that is incorporated in the
People’s Republic of China. The Company is a wholly owned subsidiary of TransVideo International Ltd. (“the “Holding Company”)
which is incorporated in the British Virgin Islands and has no significant operations. This valuation report focuses on the operating company, Beijing Digital TransVideo Technology Co., Ltd (“TransVideo” or the “Company”).
TransVideo is a leading public internet based internet protocol television (“IPTV”) technology and solution provider headquartered in the ZhongGuanCun Hi-Tech district, of Beijing China. When the Company was established in 2004, its management team hired scientists from Chinese universities that developed technology to service the end-to-end IPTV market. In 2005, a year after its incorporation, the first version of the IPTV transmission was released, and the Company’s services were launched in Canada, Europe,
Japan, Korea, the Middle East and Australia. Since 2005 the Company has continued to develop cutting edge IPTV technology and solutions for end-to-end IPTV service providers around the world.
TransVideo International Ltd.
(Holding Company)
Beijing Digital TransVideo
China iMedia Enterprise Ltd.
Technology Co., Ltd.
(Holding Company)
(Wholly Owned Subsidiary)
China Sports Media Company -
(66% Equity Ownership)
Joint Venture to be Formed
(10% Equity Ownership)
Beijing iMedia Technology Co.,
Ltd.
(Wholly Owned Subsidiary)
Page | 8

Ownership
AvantaLion, LLC has an 81% equity ownership interest in TransVideo. This entity is controlled by Charles Wang, who also sits on the
Board of Directors of NeuLion, Inc. TransVideo’s ownership breakdown is in the following table:
Owner
Ownership
Percentage
AvantaLion (entity controlled by Charles Wang)
81.00%
Employees:
Yunchuan Wang
7.25
Jingfang Hao
7.25
XiaHong Wang
1.25
Wei Shu
1.25
Daniel Zhao
0.25
Former Employees:
Qi Wang
0.94
ZhongJun Tan
0.81
Total
100%
Page | 9

Employees
At the end of 2009 the Company had a total of fifty nine employees. Forty of these of whom were located in Beijing, and ten were located in Shenzen. Additionally, twenty two of these employees work in research and development, which is a critical area for the success of the Company.
The Company’s management team is headed by the following executives, who all have significant leadership experience in the technology industry:
• Mr. Jianbing Duan, Chairman of the Board;
•   Mr. Yunchan Wang, CEO and President;
• Mr. Jingfang Hao, Executive Vice Price of Business Development;
•   Mr. Daniel Zhao, Vice President of Sales and Marketing;
• Ms. XiaHong Wang, Vice President of Research and Development; and
• Mr. Wei Shu, Vice President of Research and Development
Page | 10

Reception desk at TransVideo’s headquarters
Page | 11

Office workspace at TransVideo’s headquarters
Page | 12

Operations
The Company’s business plan is to focus on three main business segments: International, Domestic, and Platform Business, which are detailed below.
International Business
The Company’s International business segment is focused on providing end-to-end IPTV companies with Set Top Boxes and
Transcoders, which are both used by IPTV companies to stream content to consumers. To date, the Company has sold its products to two main partners in the International market: NeuLion Inc. and KyLinTV. Both of these companies are related to TransVideo with common shareholders2. Additionally, TransVideo has a 31.8% equity ownership interest in KyLinTV.
The Company’s largest customer in the International Business segment is, NeuLion, Inc. which is focused on entering into agreements with companies seeking their own private networks to reach target audiences. NeuLion provides these companies with complete IPTV services. NeuLion has recently entered into an agreement with Dish TV where NeuLion will provide set top boxes to their subscribers.
KylinTV provides live television broadcasting and on demand movies from China. The company delivers its services through resellers to TV sets over the internet ( IPTV), focusing on delivering content to the Chinese community in North America. As an IPTV service,
KylinTV is quite easy to use. Regardless of the Internet provider, subscribers need only have high-speed Internet access, connect their
Internet cable into a set top box(STB) provided by KylinTV, which is connected to their set, to receive DVD-quality TV programming.
2 Charles Wang is the Chairman of the Board of Directors of NeuLion, Inc., and is a major shareholder of NeuLion. Mr. Wang’s wife, Nanci Li, is also the
CEO of NeuLion, Inc. Additionally, Mr. Wang invested $1 million in KyLinTV through AvantaLion LLC in February, 2010.
Page | 13

Both of these companies are considered leaders in the international IPTV marketplace, and TransVideo’s goal is to continue to provide technology and set top boxes and other IPTV technologies to them as they continue to grow.
As discussed in detail later in this report, the International Business segment is forecast to be a major portion of the Company’s business. According to management’s projections, International Business from NeuLion and KyLinTV is expected to generate approximately ******* of total revenue in 2010. However, this business segment is not the Company’s highest prospect for growth relative to the other business segments. In fact, based on management’s financial projections, they expect this share of the Company’s revenue to decline to approximately ******* of total revenue by 2015.
Domestic Business
TransVideo’s Domestic Business Segment, currently the second largest source of revenue for the Company, is broken down into five sources, two of which are joint ventures that are discussed in detail in our report:
●  China Sports Media Company (a future Joint Venture with China State General Administration of Sports in which TransVideo will have a 10% interest)
●  Beijing iMedia Technology Co., Ltd. (TransVideo has a 66% interest in this company which markets the iBaby brand of equipment and content)
●  Sale of Set Top Boxes
●  Sale of Transcoder Technology
●  Site Licenses
The combined revenue from all five of these sources is projected to equal ******* of total revenue in 2010. Management has indicated that significant revenue growth is projected over the next five years. The major growth area is in the sale of Set Top Boxes to Chinese consumers in the domestic market through partnerships with SARFT (State Administration of Radio, Film, and Television), which is the Chinese government entity that is in charge of the state owned enterprises in the television, radio, and film industries. This is
TransVideo’s core business, and management expects to generate in excess of ******* of revenue by 2015.
According to management, there is a significant market opportunity to provide STB’s to customers in the Beijing, Tianjin, JianSu, and
ShanXi provinces that are beyond the reach of traditional broadcast mechanisms currently being used. Management believes that more provincial broadcasters and State owned media company partners are expected to adopt the TransVideo IPTV model and technology platforms, and will jointly roll out public internet based video and programming services. TransVideo’s strategy is to develop 3 - 5
Page | 14

jointly operated IPTV service platforms with SARF, targeting 300 thousand plus subscribers for each of the four provinces (the service revenue portion of this project is part of the Platform Business, discussed later in this report).
China Sports Media Company
One of the Company’s opportunities is a future joint venture known as the China Sports Media Company (“China Sports Media”). As
of the date of this report, TransVideo has signed a Memorandum of Understanding (MOA) with the Ministry of Sports General
Administration, which documents the terms and conditions for the project. Management expects to sign a formal agreement before the end of the second quarter of 2010, at which point the joint venture will be officially established. Management has explained that, the following entities will participate in the joint venture along with TransVideo:
●  China Sports General Administration Ministry;
●  China Olympic Committee/China General Sports Associations;
●  China Sports Publication Corporation;
●  www.sports.cn;
●  Approximately 50-60 Chinese national sports organizations
• The Joint Venture is planning to develop partnerships with these organizations over the next 1-3 years, starting with selective national sports associations, and then extending the business model to more areas.
TransVideo is expected to initially own a 10% interest in this joint venture. AvantaLion, LLC is expected to own 39% of the joint venture and to contribute approximately $3.75 million of capital as needed. Management has indicated that, at some point in the future,
TransVideo may acquire AvantaLion’s interest and increase their ownership to 49%. If this takes place, TransVideo would have to plan on investing the required capital.
Page | 15

& Domestic
Sports
Games
Soccer
LIVE SPORTS NEW MEDIA PLATFORM
Unified ID and dynamic user preferences
Multiple and adaptive streaming accommodate with subscriber's devices
High quality and best interactive user experiences
PC
Mobile
STB
TV
(STAGE-2)
Subscribers

This Sports Media joint venture is positioned to aggregate sports content from various associations in China, and to deliver to Chinese customers through the “New Sports Media” IPTV platform, for which TransVideo will be responsible for building and supplying the technology. According to management, this joint venture has five major business areas including the following:
1) NextGen Live Sports New Media Platform
a) The goal of this business area is to cooperate with the various National Sports Associations to develop a local sports broadcasting and licensing business in the Chinese TV industry. A visual representation of this business area, in which the joint venture gathers content and distributes it to subscribers through the live sports new media platform, is shown below:
2) iSports Education and Media Terminal Products
a) The goal of this business area is to develop terminal products (similar to a set top box) with sports games, sports training courses, and sports related information to stream to subscribers.
Page | 16

3) Digital Sports Media Library & Services
a) The goal of this business area is to establish the Chinese Professional Sports Digital Media Library to
 accumulate and manage the storage and distribution of the digital game footage.
b) The Library will service all the relevant National Sports associations and give them access to all the current and historical sports content.
c) This business area is also set up to provide the copyright registration and administration and consulting services to all the associations to ensure that the legal rights and licenses are properly documented and protected.
4) China Sports TV Broadcasting Network;
a) The China Sports Media Co. will work closely with national sports associations as well as provincial TV stations and the provincial SARFT to explore potential collaborations on domestic TV channels through selective TV column or live game broadcasting.
5) China Sports Oversea Broadcasting Platform
a) In this business area, the China Sports Media Co. will work with KylinTV to start the China Sports Channel and the China Sports SVOD packages on KylinTV’s platform to stream to subscribers in North America and Europe.
Because China Sports Media is a relatively new joint venture, currently operating under the terms of a memorandum of understanding, between the partners, 2010 revenues are projected to be relatively low, at approximately *******. Management has indicated
that the venture will need a capital infusion of approximately $3.75 million to fund operations over the next several years. TransVideo will initially own a 10% interest in China Sports Media and AvantaLion, LLC will own *******.  Eventually, this ownership may change if
TransVideo is acquired by NeuLion and AvantaLion’s ******* is contributed to TransVideo.  If this was to take place, TransVideo would also be assuming the responsibility to invest the required capital.
Page | 17

iBaby Online services
Video Library
Public Internet

Beijing iMedia Technology Co., Ltd. - Joint Venture
TransVideo has an indirect 66% ownership interest in Beijing iMedia Technology Co., Ltd. through its 66% ownership of China
iMedia Enterprise Ltd. Beijing iMedia Technology Co., Ltd. is focused on providing educational content to the domestic Chinese market through the iBaby brand name. The other 34% is owned by AvantaLion, LLC, an entity that is controlled by Charles Wang.
Beijing iMedia Technology Co., Ltd. is focused on providing the next generation parenting consumer product that offers the following features:
o  Basic parenting and pregnancy information
o  Providing information to young parents regarding baby’s growth and aging
o  Guiding young parents with step to step processes for nurturing their babies
o  Providing information on parenting in terms of nutrition, growth, behavioral habits, and psychology of infants based on their age (months or years)
o  Inspiring babies to start understanding the world through colorful graphics containing basic concepts, basic logic, language development, etc.
o  Playing audio and video content such as children’s songs, cartoons, books, etc.
TransVideo International Ltd.
(Holding Company)
China iMedia Enterprise
 Ltd.
(Holding Company)
Beijing iMedia Technology
 Co., Ltd.
(Wholly Owned Subsidiary)
Page | 18

CP
Copyright Distributor
Video Distributors
Programming Co.
Online Stores
iBaby Company
Hardware
Content Distribution
Multi-terminal
Interactive
Online Shopping
Distribution Channel
Maternal and Child Supplies Stores
Parent-Child Center
Maternity Hospitals
Domestic Companies
Kinder-garden
Customers
Customers

UHY

This product will be sold as a box that is prepackaged with content, and is also able to access the internet to download additional information, updates, etc. The business is to aggregate content from providers such as online stores or video distributors, and to load this content onto the iBabyBox, at which point it will be distributed to the end customer via one or more distribution channels including maternal supplies stores, parent-child centers, maternity hospitals, kindergarten, etc. A visual representation of the business model is shown below.
Page | 19

Revenue is expected to be generated from the sale of the iBabyBox, which is expected to have a gross margin of approximately ******* or more. In the future, this joint venture may be able to generate revenue through classified advertising and ecommerce, although the feasibility of these sources is unknown and as such has not been included in management’s forecast.
iBaby has a goal of reaching ******* in annual revenue by 2014, which would translate to a compound annual growth rate in the range of *******.
Platform Business
TransVideo’s third source of business is the Platform Business, which is an effort to partner with the leading content providers in the provincial SARFT organizations, to provide platform services and share annual subscription proceeds. Management’s strategy for pursuing this business is to invest in the infrastructure necessary to provide turnkey solutions to the holders of IPTV licenses to run joint platforms in China. This means that the Company will handle the following services:
● Subscriber Management
●  Accounting and Billing
●  Services Management
●    System Monitoring
● Streaming Services
●  Load Balance
●  Storage Scheduling
● Authentication Upgrades
While the revenue from the two other business segments is primarily related to the sale of set top boxes, transcoders, and other hardware, the revenue generated by the Platform Business is tied to charges and fees for services, which makes it a much higher margin business.
Page | 20

Products and Technology:
TransVideo provides its business partners in KylinTV, iMedia and iSports, as well as NeuLion, with the following equipment and technology:
• Transcoding Devices
o  TransVideo H.264 Real Time Transcoding Devices are high quality head-end products for video networks. These products are used in public internet or broadband network operations, and provide key components for IP video applications. This product benefits from optimized H.264 encoding formats which utilize advanced algorithms. The encoding efficiency of this product results in clear, fluent, and close to DVD picture quality.
o  This product supports high quality video stream output in various sizes and formats, which reduces the compressed output code stream so that it can be adaptable to different bandwidth environments and operation requirements.
• Time Shift Systems
o  This product is an online processing system which enables the customer to have control over channels’ time-shift and play back. This means that the customer can have control over live television (i.e. instant replay).
Page | 21

• Set Top Boxes
o  The Company offers two different Set Top Boxes (STB’s) including the i-Box 2000 version and the i-Box 3000 version.
 The iBox 3000 is an improvement on the iBox 2000 version, with a built in hard drive in the hardware framework. As a result, this product supports the following functions:
● IP Live TV
●  VOD (Video on Demand)
●  SVOD Subscription
● Push Service
●  Home Media Center
●  EPG (Electronic Program Guide)
●  VoIP (Voice over IP)
● Instant Messaging
Page | 22

• TV Center Rich-Media Services Platform
o  This is an efficient management service platform for multimedia services. It provides more flexible and dynamic service operation management capabilities for operators of IPTV networks.
• Studio Content Production and Management
o  This is a network program production and audio/video information publication application system developed by
 Transvideo. The major functions include:
●  Contract Management
●  Program Management
●  Program Release
● System Management
In addition to the Company’s products, the following IPTV solution services are offered by TransVideo, based on its basic platform, including i-Studio, i-transcode, i-TVcenter and i-Box:
• Cast TV Live Solution
o  This service is typically applied to TV broadcast platforms for broadband customers. The service offers a multi-channel broadcast with the look and feel of a typical television viewing experience. This service is suitable for initial deployment oriented to a mass entertainment platform. This service also suits professional TV station's deployment oriented to special people groups. Some real world stories for this application include the following:

● North America KyLinTV IPTV broadcast platform. KyLinTV platform is a multi-IPTV application platform, covering
TransVideo i-Cast and i-VOD solutions. Through the public internet, KyLinTV broadcasts nearly 40 channels of live and recorded programs for North American Chinese on a daily basis.
● The North America Philippine TV station directly broadcasts Philippine programs of 4 satellite channels and provides services for Philippine customers in North America through the public internet.
●  The New York Islanders use this service to provide live broadcasts and non-real time content for Video on
Demand (“VOD”) service.
Page | 23

• Video on Demand
o  In a traditional television broadcast, the viewer is completely passive because they can only watch the program that the
 TV station broadcasts. VOD allows the viewer to watch any content, at any time, as many times as they want.
• Push Network Pushing Solution
o  This service is designed to address the needs of enterprises that wish to broadcast internal content such as company news. This system ensures the timely broadcast of information to public areas.
• Download Home Media Center
o  This service utilizes the TV Center Rich-Media Services Platform and the Studio Content Production and Management
 products described above to download audio/video content, photo sharing, VOIP and the sharing of audio/video messages between family members.
TransVideo’s IPTV solutions service line is more fully explained in the following illustrations:
Page | 24

De-Multiplexer
Satellite Receiver
Multiplexer
De-Multiplexer (Backup)
i-Transcode
Real-time Encoding Live Castr Channel
Monitor
Program Cut Server
Content mgt.
Program Planning
Program Edit
Contract Mgt.
Publish
H.264 Encoding
Content Producing and Management System (i-Studio)
Media Center
Internet/IP private network
BDP
Media File Delivery Strategies and Implement
Billing Mgt.
Interface Billing
OSS
Subs Mgt. Publish Mgt. STB Mgt.
System Log
Log Gathering Statistic Analysis
Media Console
Device Business Agent
Business Operation System (i - TVcenter - BOS)
Live Cast Server
VOD Server
Download Server
Central Storage
EPG Server
EPG Exhibition
Content Access Control
Load Balance
Authorization and upgrading server
Transmission Server (BDP-HIS)
Web Portal
Headend Interactive System (i-TVcenter - HIS)
Subscriber
i-Box STB
PC
Internet/IP private network
i-Box STB
Subscriber

Notes:

- The product name of Real time Transcoding System: i-Transcode
- The product name of Program Producing & Mgt. System: i-Studio
- The product name of Business Operation System (BOS) and Headend Interactive System (HIS): i-TVcenter
- The product name of terminal is i-Box

Illustration of IPTV Solution Services
Page | 25

Competition
According to management the Company has no direct competitors because of its unique business model. However, the following companies compete with TransVideo for some portion of the IPTV marketplace, either as technology suppliers or operators of IPTV networks.
1)
Envivio
a) Envivio began in 2000 as an inventor of video encoding technology. Since its inception, Envivio has amassed dozens of patents, pioneered video-over-IP methods, and continually leads with support for emerging technology, from the first H.264 encoder and the first encoder to simultaneously support multiple devices and networks, to the first solution for protecting and delivering premium TV services to the iPhone.
b) Envivio provides the major products like live or offline H.264 SD/HD Encoder are delivering millions of content streams to hundreds of different styles of mobile phones, set top boxes, as well as PC platforms.
c) Envivio is headquartered in South San Francisco, California and has a worldwide presence with offices in New York, New
 York; London, England; Rennes, France; Beijing, China; and Tokyo, Japan.
d) On September 12, 2008, Envivio closed $25 million in new venture capital funding. The $25 million in financing is being co-
 led by private equity firms Harbourvest and Atlantic Bridge, as well as Samsung Ventures. These lead investors are joined by many of the current members of Envivio’s investor portfolio which includes Crédit Agricole Private Equity, Crescendo
 Ventures, Innovacom (France Telecom), Harbinger Venture Management, Intel Capital, NTT Finance, Saints Capital, Sigma
 Designs and Solidarity Fund QFL.
2)Tandberg (OSLO: TAA.OL)
a) Tandberg is the leading provider of telepresence, high-definition videoconferencing and mobile video products and services.
 The Company has dual headquarters in New York and Oslo. Tandberg designs, develops and markets systems and software for video, voice and data communication. This company provides sales, support and value-added services in more than 90 countries worldwide. Tandberg is publicly traded on the Oslo Stock Exchange under the ticker TAA.OL. On Dec 04, 2009,
 Cisco announced that their subsidiary Cisco Systems Netherlands Holdings BV (“Cisco BV”) had tendered a voluntary offer to purchase approximately 102 million shares, or approximately 91.1% of the shares including voting rights. Enough shares were tendered by April 2010 to complete the transaction. This was followed by a compulsory acquisition of the remaining shares not already owned by Cisco BV. The transaction was valued at approximately USD$3.3 billion, based on the exchange rate in effect in January2010. Based on Tandberg’s reported 2009 revenues of USD$902.6 million and operating profit of
 USD$193.8 million, the deal was priced at 3.66x revenue and 17.0x operating profit.
Page | 26

b) Beijing Gehua CATV Network Co., Ltd.
c) Founded in 1999, Beijing Gehua CATV Network Co., Ltd, (“Gehua CATV”), is responsible for the construction, development, management, running and maintenance of cable TV networks, as well as receiving,  transmitting, and broadcasting cable TV programs in Beijing. Gehua CATV went public in 2001 on the Shanghai Stock Market, and in May, 2004, the company issued
 1.25 billion yuan worth of convertible company bonds. Currently, this company has installed over 10 thousand kilometers fiber cable, and over 100 thousand electrical cable networks in Beijing. Gehua CATV has 3.65 million customers with its service covering 18 districts and counties.
3)  Wasu Digital TV Media Group Co., Ltd
a) Wasu Digital TV Media Group Co., Ltd (“Wasu Digital”), is an industry leader in digital TV network services throughout the
 Zhejiang Province. This company has grown from a cable TV service provider to an integrated business operator by offering multiple services including wireless TV, mobile TV and digital TV. In 2006, Wasu Digital transformed cable TV service into digital TV for households in Hangzhou, where its digital TV service now reaches 1.2 million customers and over 95% of households in urban areas. Through a partnership with Unicom, Wasu Digital began to offer programs through the broadband, making it the first company to operate IPTV services in Hangzhou. Moreover, its interactive digital TV service allows customers to view live and TV-on-demand TV programs, to playback programs and to access value-added content (such as games, TV SMS and Home Bank etc). According to www.lmtw.com (Liumeiti network), by the end of year 2009, Wasu
 Digital has 560 thousand interactive TV (IPTV) customers, of which, 420 thousand were located in the Zhejiang Province. This company has obtained three licenses, including IPTV license, mobile TV license and the Internet TV operation license, which is a new license issued by SARFT.
4)  Shenzhen Topway Video Communication Co., Ltd.
a) Shenzhen Topway Video Communication Co., Ltd. (“Topway Video”) is owned and managed by the Shenzhen Media Group.
 This entity is the first corporation to specialize in running a cable TV network in China. Topway Video’s operations include the construction, development, operation and management of the cable TV network business in Shenzhen in addition to the reception, transmission and broadcasting of cable TV programs. This company also offers digital TV, interactive TV, HD TV, cable broadband, and internet TV services to its customers.
5)
Tudou.com
a) Tudou.com is the largest online video sharing platform in China. Using this website, users can upload, view and share video clips. Tudou went live on April 15, 2005 and has grown into one of the world's largest content delivery networks, serving over
 300 million videos each day, with more than 50,000 new videos published each day from more than 2500 content partners.
 Tudou focuses on advertising model as its core revenue model.
b) Tudou has raised several rounds of funding, the latest being $57 million in spring 2008 for a total of $85 million.
Page | 27

6) Youku.com
a) Youku.com is China’s leading Internet video website and premier online video brand. Youku offers a mix of professionally-
 produced and user-generated video from their network of over 2,000 media partners from China, Asia, and around the world.
 Youku.com was officially launched in December 2006 and has grown rapidly ever since. As of December 2009, Youku attracts more than 30 million unique viewers a day, and 200 million a month according to Nielsen and iResearch. Total user time spent exceeded 40 billion minutes per month.
b) In December, 2009, this Company received a fifth round of investments totaling $40 million. The investors included Brookside
 Capital Partners (a subsidiary of Bain Capital), Sutter Hill Ventures, Farallon Capital, Chengwei Ventures, and Maverick
 Capital.
7)
56.com
a)   56.com is one of the largest video-sharing website in China that focuses on advertising model as its core revenue model.
b) To date, 56.com has received more than $30 million venture capital investments from firms including Sequoia Capital,
Steamboat and SIG.
It is clear that the IPTV and video on demand industry is fragmented, and that the Company has significant competition from various types of companies. TransVideo should be able to leverage its relationships with respected IPTV service providers and strategic operators such as NeuLion and KyLinTV, however it will need to continue its history of innovation to differentiate itself in the crowded marketplace.
Dividends
TransVideo has not paid dividends since its inception.
Legal Proceedings
Management has indicated that TransVideo does not have any pending or threatened litigation outstanding as of the date of this report.
Page | 28

Financial Statement Analysis
Schedules 1 and 3 present the balance sheets of TransVideo as of December 31, 2008 through December 31, 2009. Presented in Schedule 2 are common size balance sheets for the Company as of the same dates.
Below are the Company’s key reported balance sheet items for December 31, 2008 through 2009.
Description
2009
2008
Cash & Equivalents
$1,500,918
$ 4,274,837
Accounts Receivable
225,557
637,291
Other Receivable, Net
1,129,437
357,483
Inventories
1,312,420
1,381,513
Total Current Assets
4,188,799
6,658,727
Net Fixed Assets
353,319
481,627
Total Assets
6,115,947
7,185,821
2,060,524
4,413,677
Working Capital
Accounts Payable
90,430
215,885
Accrued Expenses and Other Current Liabilities
6,249
6,120
Other Payables
588,718
660,639
Due to Stockholders
598,186
587,054
Total Liabilities
2,584,774
2,765,053
Shareholders' Equity
$3,531,173
$4,420,768
Page | 29

A discussion of the Company’s key balance sheet items follows:
•The Company’s cash and equivalents balance has fallen considerably from 2008 to 2009, largely as a result of the Company’s poor financial performance in 2009. The Company’s liquidity needs will continue to be a concern going forward, as management is projecting negative cash flow for 2010.
•The Company’s accounts receivable balance is $200 thousand as of December 31, 2009, which is low relative to the balance as of
 December 31, 2008. However, the Company’s revenue took a steep fall in 2009, so it is logical that the accounts receivable balance would be lower.
•The Company’s other account receivable is from the OEM supplier that manufactures the Set Top Boxes for TransVideo. Although this is a relatively large year over year increase, the Company has not recorded an allowance for doubtful accounts for this line item and considers the OEM to be a credit worthy supplier.
•The Company’s inventory balance of approximately $930 thousand as of December 31, 2009 is mostly made up of raw materials and finished goods (set top boxes, transcoders, etc). This is a high level of inventory relative to 2009 sales, however volume is expected to increase going forward. Management has indicated that they anticipate keeping an inventory of ******* STBs on hand just to handle the NeuLion business with Dish Network.
•Total current assets at December 31, 2009 were $4.2 million, a decrease of $2.5 million from the December 31, 2008 balance of $6.7 million. As mentioned earlier, the change is primarily due to a decrease in cash and cash equivalents of $2.8 million.
•The net working capital at December 31, 2009 was $2.1 million, a decrease of $2.3 million from the December 31, 2008 net working capital of $4.4 million. The decreased working capital is primarily due to funding an operating loss of approximately $900 thousand, and using cash to fund long term investments.
o  Because the company used significant funds in 2009 and projects a loss for 2010, it will need to generate positive cash flow going forward. The China Sports Media joint venture will potentially need additional funds of up to $3.75 million from its partners. Currently it is anticipated that the majority of those funds will come from AvantaLion, LLC. The Beijing iMedia
 Technology Co joint venture has enough liquidity to fund its operations for the time being, although TransVideo as a whole needs to generate positive cash flow going forward.
Page | 30

• The Company has no interest bearing debt as of December 31, 2009. In general, the Company’s balance sheet is adequate as of the valuation date, with sufficient current assets to cover current liabilities and not long-term debt. However, liquidity will be a critical component of the Company’s success going forward. If positive cash flow is not generated from operations by the end of 2010, the
 Company will need additional sources of working capital to fund it growth plans going forward.
Schedule 4 presents the income statements of TransVideo for the years ended December 31, 2008 through December 31, 2009. Presented in
Schedule 5 are common size income statements for the Company for the same time periods. Operating results are summarized below.
Description
2009
2008
Net Revenues
$1,731,055
$11,522,275
Gross Profit
510,860
5,294,683
Operating Expenses
1,522,119
2,514,659
Total Other Income
118,571
92,939
Net Income
$ (892,688)
$2,871,509
•       The company had net revenue of $11.5 million for the year ended December 31, 2008, which subsequently suffered a steep decline to
      1.7 million. The reason that revenue fell so dramatically was twofold. First, prior to 2009 the Company had an agreement with
 KyLinTV, in which KyLinTV outsourced all of its programming, channel packaging, call center, and internal operating services to
 TransVideo. This relationship was ended, and KyLinTV moved these operations in house, which resulted in lost revenue of $2 million for TransVideo. Further, the poor economic climate caused NeuLion, the Company’s other main business partner, to stop ordering set top boxes. The combination of these factors hurt the company’s revenue figure, although the Company did experience positive growth in the sale of set top boxes to consumers in the domestic market.
• As a result of the sharp decline in revenue, the Company’s gross profit was dramatically lower in 2009 relative 2008. The Company’s operating margin was also significantly impacted because operating expenses remained fairly high at $1.5 million for 2009, which caused an operating loss of $1million.
Page | 31

• As discussed in detail in the following section of the report, the Company’s future financial performance is expected to turn around significantly compared to the dismal year in 2009. As TransVideo adjusts to a more favorable economic climate and new business opportunities, management expects the company to begin generating positive cash flow going forward.
Investments
As previously discussed, KylinTV is an IPTV service provider that is dedicated to the Chinese community living in North America. KylinTV offers access to over 60 of the most popular TV channels and 30,000 + hours of Video-On-Demand programming. With the launch of its strategic partnership with Phoenix China News and Entertainment (Phoenix CNE) in 2009, Kylin TV Europe also offers more than 20 popular Chinese TV channels from mainland China, Hong Kong, Macau and Taiwan to viewers in Europe.
The company is controlled by Charles B. Wang, founder of Computer Associates and Chairman of the Board of NeuLion; and Charles
Dolan, founder of Cablevision. KyLinTV is based in Plainview, New York.
KylinTV is in business to create the best Chinese language IPTV platform overseas for spreading the Chinese culture. Through the use of
IPTV, KylinTV’s patent pending Video technology brings high quality broadcast channels and VOD to the TV set using existing Home DSL or Cable broadband. This makes KylinTV very easy to set up and use. The company’s business relationship with TransVideo brings to North
America the exclusive broadcasting of mainland China television and local videos on demand.
It is important to note that on February 26, 2010, a group of investors invested $10.0 million in KyLinTV for 15.1% of its equity, which reduced the Company’s equity interest in KyLinTV to 31.8%. Of the total $10.0 million investment, $1.0 million was invested by
AvantaLion LLC, a company controlled by Charles Wang, while the remainder was invested by Investor AB, which is a Nordic-based industrial holding company that has a long history in this investment circle.3
3 www.investorab.com
Page | 32

Financial Projections4
TransVideo management has prepared detailed financial projections for the years ended December 31, 2010 through 2015 which are shown in Schedules
8 through 11. Below is a summary of the projected revenue, cost of revenue, and value added taxes5.
For the Years Ending December 31
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
REVENUE
International (see schedule 10)
$
3,748,000
$
6,248,000
$
7,565,000
$
8,785,000
$
10,037,000
$
12,768,200
Domestic (see schedule 11)
1,898,284
5,487,654
10,805,075
19,135,882
30,435,742
46,295,220
Platform
45,882
875,294
2,294,118
4,350,000
7,491,176
13,041,176
Total Revenue
$
5,692,166
$
12,610,948
$
20,664,193
$
32,270,882
$
47,963,918
$
72,104,597
COST OF REVENUE
International (see schedule 10)
$
2,895,478
$
4,514,574
$
5,460,735
$
6,040,800
$
7,259,853
$
9,277,382
Domestic (see schedule 11)
866,453
3,499,915
7,898,376
15,304,846
24,837,564
38,996,880
Platform
37,353
344,118
826,471
1,358,824
2,344,118
3,861,765
Total Cost of Revenue
$
3,799,284
$
8,358,607
$
14,185,582
$
22,704,470
$
34,441,535
$
52,136,027
TAXES
Domestic
$
76,755
$
160,269
$
251,945
$
388,052
$
590,216
$
846,604
Platform
2,294
43,764
114,705
217,501
374,559
652,059
Total Taxes
$
79,049
$
204,033
$
366,650
$
605,553
$
964,775
$
1,498,663
GROSS PROFIT
$
1,813,833
$
4,048,308
$
6,111,961
$
8,960,859
$
12,557,608
$
18,469,907
4 These financial projections were provided by the management of TransVideo. We have not audited or provided any attest services with respect to this prospective data.
5 The Peoples Republic of China has a layer of taxes called Value Added Taxes, which are assessed at various rates according to the gross margin on a specific product or service. The Company’s forecast includes a Value Added Tax of 17% on the sale of set top boxes, and 5% on service revenue for the Domestic and Platform business segments.
Page | 33

The following discussion relates to management’s financial projections for the years 2010 - 2015. Note that these projections were provided by the management of TransVideo. We have not audited or provided any attest services with respect to this prospective data.
•
International Business
o  International Business segment is expected to be the Company’s largest source of revenue in 2010.
●  Sales to KyLinTV are forecasted to be approximately $1.3 million in 2010, and are forecasted to increase to $4.1 million in
      2015. Almost all of the forecasted sales are for Set Top Boxes, as this is the Company’s core competency.
●  Sales to NeuLion are partially attributable to its deal with Dish Network, and are projected by management to add revenues of ******* in 2010, and grow to approximately ******* by 2015. Similar to the KyLinTV forecast, a majority of these sales are set top boxes. Management has projected unit sales of STBs to NeuLion to start at *******
 ******* in 2010 and increase each year, reaching ******* by 2015.
● The international business segment is forecasted to be a strong area for the Company, and is expected to grow from
 ******* in 2010 to slightly less than ******* in 2015. The growth will primarily be through the marketing efforts and growth of NeuLion and KyLinTV, which are forecasted to increase their respective market shares in North
 America and Europe.
o  International Business revenue is primarily generated through the sale of equipment, so the gross margins will be lower than the margins on its service income from the Platform Business.
o  There are no value added taxes assessed to the International Business segment, because these sales occur to entities that are outside of the People’s Republic of China.
•
Domestic Business
o  The Domestic business segment is the Company’s second largest source of revenue in 2010, and is expected to have a much faster growth rate than the International and Platform business segments.
o  As previously mentioned, there are five main sources of revenue within the Domestic business area. By far the largest growth area is the sale of set top boxes to the domestic consumers in the four Chinese provinces in conjunction with SARFT (State
 Administration of Radio, Film, and Television). This is expected to generate revenue of ******* in 2015 as a result of the extremely large potential consumer base.
Page | 34

o   The second largest sources of revenue growth over the forecast are from the Company’s two joint ventures (iMedia and iSport).
Management projects the sales of set top boxes through iMedia using the iBaby brand name to generate ******* of revenue in 2010, and increase to ******* by 2015. Projections for the sale of STBs through the future China Sports Media joint venture (iSport) start at ******* in 2010 and increase to ******* million by 2015.
●   As previously discussed, the iMedia business is new and in the early stages of being rolled out. The iSport venture is just operating  under a memorandum of understand as of the date of this report, with a formal agreement expected to be finalized by the end of the second quarter of 2010. Also, management’s projections for the sale of set top boxes in the domestic market are somewhat aggressive. Accordingly,  as with any new business venture that does not have an established track record, the risk of attaining the projected numbers of unit sales is inherently high.
o       Domestic Business revenue is also projected to be earned from sales of set top boxes and transcoders to as yet unidentified sources. Management has indicated that revenues from lines not specifically identified as iBaby, iBox or
iSports are reserved for potential future cooperative deals with cities and provinces throughout China, where TransVideo will contribute the platform and the backend, as well as running the delivery services as NeuLion, and develop a revenue sharing arrangement with the provincial SARFT organization. Management has indicated they expect to close two provincial deals for
IPTV platforms and STBs in 2010. In 2011 - 2014, the expectation is that the subscriber base will experience good growth and more deals will be closed in China. Those deals will contribute both equipment and site license revenues.
o       Additional revenues are projected to be generated from site licenses throughout the forecast period.
●  The gross margin in 2010 is approximately ******* because revenue from site licensing is forecast to be approximately
*******. However, revenue from site licenses is only forecast to increase to ******* in 2015, compared to approximately
******* for set top boxes, and transcoders. Accordingly, the gross margin is forecast to decline over time from ******* in
2010 to ******* in 2015.
•
Platform Business
o  Platform revenue is forecast to increase from ******* in 2010 to ******* in 2015. The Company expects strong growth in this segment, stemming from future partnerships with SARFT organizations to provide platform services that reach a large subscription base in the domestic market. Again, it is important to note that the SARFT has not officially entered into any agreements with the Company.
o  Platform Business gross margins are forecast to be approximately ******* in 2010, but increase to ******* in 2015 as a result of increased economies of scale. This is a much higher gross margin than the International Business Segments, and contributes a substantial amount of cash flow to the Company’s bottom line.
Page | 35

• Gross Profit Margin
o  As a result of the three business segment forecasts above, the total cost of revenue for the Company’s products is expected to increase from ******* to ******* in 2015, as a result of relatively low margin set top box sales representing the majority of revenues at the tail end of the forecast. This translates to a gross profit of ******* in 2010, which is set to increase to *******
      in 2015.
• Operating Expenses
The Company’s two largest operating expenses for the forecast period are salaries and benefits and sales commissions (excluding depreciation and amortization) as shown in the table on the next page.
Page | 36

All of the numerical information has been redacted from this page.
For the Years Ending December 31
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/20156
GROSS PROFIT (from pg. 33)
*******
OPERATING EXPENSES
Salaries and Benefits
Sales Commission
Office Rental
Office Expense
Telecom Hosting and Network
Postage
Travel
Entertainment
Repair Cost
Research and Development
Information Technology
Consulting
Depreciation and Amortization
OPERATING INCOME
Other Income / (Expense)
Interest Expense (-)
Total Other Income / (Expense)
PRE-TAX INCOME / (LOSS)
Income Tax Expense1
NET INCOME / (LOSS)
6 These financial projections were provided by the management of TransVideo. We have not audited or provided any attest services with respect to this prospective data.
 Page | 37

o  Salaries and benefits are forecasted based on the number of people in each department (research and development, marketing and supports, sales and marketing, platform operations and service, etc) multiplied by an average salary figure for that group.
Accordingly, the Company expects to have ******* total employees in 2010 resulting in total salary and benefits of *******. By
2015, this is expected to increase to ******* employees with total salary and benefits of *******.
● The System Research and Development and Platform Operations departments are expected to grow significantly, as the Company will need to continue its history of innovation, and has clearly forecasted significant growth in the Platform Business area.
o  Sales Commissions are forecasted to be ******* of total domestic sales. Accordingly, this expense is forecasted to increase with the increase in the Company’s domestic business forecast.
o  Other operating expenses were forecasted for 2010, and were grown at ******* on an annual basis from 2011 through 2015. As a result, the Company’s forecasted total operating expenses as a percentage of revenue are expected to decline from ******* in
 2010 to ******* of revenue in 2015.
•
Pre-Tax Income
o  As a result of the assumptions described above, the management of TransVideo is projecting a loss of approximately *******
 in 2010, but is projecting to generate positive income of ******* by 2011. Pre-tax income is projected to increase at a fairly steady rate to ******* in 2015, before the People’s Republic of China Enterprise Income Tax of 25%
 is applied.
Page | 38

Economic Outlook
Page | 39

In conjunction with our analysis of the fair market value of the Company, we reviewed the Chinese economic condition at or around the
Valuation Date. The following is a summary of our findings.
The following article published by the Economist provides an in depth analysis of the outlook for the Chinese Economy. In general, the
Chinese economy is healthy and has done a good job of bouncing back from the difficult economic climate prevalent over the last two years.
CHINA rebounded more swiftly from the global downturn than any other big economy, thanks largely to its enormous monetary and fiscal stimulus. In the year to the fourth quarter of 2009, its real GDP is estimated to have grown by more than 10%. But many skeptics claim that its recovery is built on wobbly foundations. Indeed, they say, China now looks ominously like Japan in the late 1980s before its bubble burst and two lost decades of sluggish growth began. Worse, was
China to falter now, while the recovery in rich countries is still fragile, it would be a severe blow not just at home but to the whole of the world economy.
On the face of it, the similarities between China today and bubble-era Japan are worrying. Extraordinarily high saving and an undervalued exchange rate have fuelled rapid export-led growth and the world’s biggest current-account surplus. Chronic overinvestment has, it is argued, resulted in vast excess capacity and falling returns on capital. A flood of bank lending threatens a future surge in bad loans, while markets for shares and property look dangerously frothy.
Just as in the late 1980s, when Japan’s economy was tipped to overtake America’s, China’s strong rebound has led many to proclaim that it will become number one sooner than expected. In contrast, a recent flurry of bearish reports warns that
China’s economy could soon implode. James Chanos, a hedge-fund investor (and one of the first analysts to spot that
Enron’s profits were pure fiction), says that China is “Dubai times 1,000, or worse”. Another hedge fund, Pivot Capital
Management, argues that the chances of a hard landing, with a slump in capital spending and a banking crisis, are increasing.
However, a close inspection of pessimists’ three main concerns—overvalued asset prices, overinvestment and excessive bank lending—suggests that China’s economy is more robust than they think. Start with asset markets. Chinese share prices are nowhere near as giddy as Japan’s were in the late 1980s. In 1989 Tokyo’s stock market had a price-earnings ratio of almost 70; today’s figure for Shanghai A shares is 28, well below its long-run average of 37. Granted, prices jumped by 80% last year, but markets in other large emerging economies went up even more: Brazil, India and Russia rose by an average of 120% in dollar terms. And Chinese profits have rebounded faster than those elsewhere. In the three months to November, industrial profits were 70% higher than a year before.
China’s property market is certainly hot. Prices of new apartments in Beijing and Shanghai leapt by 50-60% during 2009.
Some lavish projects have much in common with those in Dubai—notably “The World”, a luxury development in Tianjin,
120km (75 miles) from Beijing, in which homes will be arranged as a map of the world, along with the world’s biggest indoor ski slope and a seven-star hotel.
Page | 40

Average home prices nationally, however, cannot yet be called a bubble. On January 14th the National Development and
Reform Commission reported that average prices in 70 cities had climbed by 8% in the year to December, the fastest pace for 18 months; other measures suggest a bigger rise. But this followed a fall in prices in 2008. By most measures average prices have fallen relative to incomes in the past decade (see chart 1).
The most cited evidence of a bubble—and hence of impending collapse—is the ratio of average home prices to average annual household incomes. This is almost ten in China; in most developed economies it is only four or five. However, Tao
Wang, an economist at UBS, argues that this rich-world yardstick is misleading. Chinese homebuyers do not have average incomes but come largely from the richest 20-30% of the urban population. Using this group’s average income, the ratio falls to rich-world levels. In Japan the price-income ratio hit 18 in 1990, obliging some buyers to take out 100-year mortgages.
Furthermore, Chinese homes carry much less debt than Japanese properties did 20 years ago. One-quarter of Chinese buyers pay cash. The average mortgage covers only about half of a property’s value. Owner-occupiers must make a minimum deposit of 20%, investors one of 40%. Chinese households’ total debt stands at only 35% of their disposable income, compared with 130% in Japan in 1990.
China’s property boom is being financed mainly by saving, not bank lending. According to Yan Wang, an economist at
BCA Research, a Canadian firm, only about one-fifth of the cost of new construction (commercial and residential) is financed by bank lending. Loans to homebuyers and property developers account for only 17% of Chinese banks’ total, against 56% for American banks. A bubble pumped up by saving is much less dangerous than one fuelled by credit. When the market begins to crack, highly leveraged speculators are forced to sell, pushing prices lower, which causes more borrowers to default.
Even if China does not (yet) have a credit-fuelled housing bubble, the fact that property prices in Beijing and Shanghai are beyond the reach of most ordinary people is a serious social problem. The government has not kept its promise to build more low-cost housing, and it is clearly worried about rising prices. In an attempt to thwart speculators, it has reimposed a sales tax on homes sold within five years, has tightened the stricter rules on mortgages for investment properties and is trying to crack down on illegal flows of foreign capital into the property market. The government does not want to come down too hard, as it did in 2007 by cutting off credit, because it needs a lively property sector to support economic recovery. But if it does not tighten policy soon, a full-blown bubble is likely to inflate.
Page | 41

The world’s capital
China’s second apparent point of similarity to Japan is overinvestment. Total fixed investment jumped to an estimated 47%
of GDP last year—ten points more than in Japan at its peak. Chinese investment is certainly high: in most developed countries it accounts for around 20% of GDP. But you cannot infer waste from a high investment ratio alone. It is hard to argue that China has added too much to its capital stock when, per person, it has only about 5% of what America or Japan has. China does have excess capacity in some industries, such as steel and cement. But across the economy as a whole, concerns about overinvestment tend to be exaggerated.
Pivot Capital Management points to China’s incremental capital-output ratio (ICOR), which is calculated as annual investment divided by the annual increase in GDP, as evidence of the collapsing efficiency of investment. Pivot argues that in 2009 China’s ICOR was more than double its average in the 1980s and 1990s, implying that it required much more investment to generate an additional unit of output. However, it is misleading to look at the ICOR for a single year. With slower GDP growth, because of a collapse in global demand, the ICOR rose sharply everywhere. The return to investment in terms of growth over a longer period is more informative. Measuring this way, BCA Research finds no significant increase in China’s ICOR over the past three decades.
Mr. Chanos has drawn parallels between China and the huge misallocation of resources in the Soviet Union, arguing that
China is heading the same way. The best measure of efficiency is total factor productivity (TFP), the increase in output not directly accounted for by extra inputs of capital and labor. If China were as wasteful as Mr. Chanos contends, its TFP growth would be negative, as the Soviet Union’s was. Yet over the past two decades China has enjoyed the fastest growth in TFP of any country in the world.
Even in industries which clearly do have excess capacity, China’s critics overstate their case. A recent report by the
European Union Chamber of Commerce in China estimates that in early 2009 the steel industry was operating at only 72%
of capacity. That was at the depth of the global downturn. Demand has picked up strongly since then. The report claims that the industry’s overcapacity is illustrated by “a startling figure”: in 2008, China’s output of steel per person was higher than America’s. So what? At China’s stage of industrialization it should use a lot of steel. A more relevant yardstick is the
America of the early 20th century. According to Ms Wang of UBS, China’s steel capacity of almost 0.5 tons per person is slightly lower than America’s output in 1920 (0.6 tons) and far below Japan’s peak of 1.1 tons in 1973.
Many commentators complain that China’s capital-spending spree last year has merely exacerbated its industrial overcapacity. However, the boom was driven mainly by infrastructure investment, whereas investment in manufacturing slowed quite sharply (see chart 2). Given the scale of the spending, some money is sure to have been wasted, but by and large, investment in roads, railways and the electricity grid will help China sustain its growth in the years ahead.
Page | 42

Some analysts disagree. Pivot, for instance, argues that China’s infrastructure has already reached an advanced level. It has six of the world’s ten longest bridges and it boasts the world’s fastest train; there is little room for further productive investment. That is nonsense. A country in which two-fifths of villages lack a paved road to the nearest market town still has plenty of scope for building roads. The same goes for railways. Again, a comparison of China today with the America of a century ago is pertinent. China has roughly the same land area as America, but 13 times more people than the United
States did then. Yet on current plans it will have only 110,000km of railway by 2012, compared with more than 400,000km in America in 1916. Unlike Japan, which built “bridges to nowhere” to prop up its economy, China needs better infrastructure.
It is true that in the short term, the revenue from some infrastructure projects may not be enough to service debts, so the government will have to cover losses. But in the long term such projects should lift productivity across the economy.
During Britain’s railway mania in the mid-19th century, few railways made a decent financial return, but they brought huge long-term economic benefits.
The biggest cause for worry about China is the third point of similarity to Japan: the recent tidal wave of bank lending.
Total credit jumped by more than 30% last year. Even assuming that this slows to less than 20% this year, as the government has hinted, total credit outstanding could hit 135% of GDP by December. The authorities are perturbed. This week they increased banks’ reserve requirement ratio by half a percentage point. They have also raised the yield on central-bank bills.
However, too many commentators talk as if Chinese banks have been on a lending binge for years. Instead, the spurt in
2009, which was engineered by the government to revive the economy, followed several years in which credit grew more slowly than GDP (see chart 3). Michael Buchanan, of Goldman Sachs, estimates that since 2004 China’s excess credit
(the gap between the growth rates of credit and nominal GDP) has risen by less than in most developed economies.
Even so, recent lending has been excessive; combined with overcapacity in some industries, it is likely to cause an increase in banks’ non-performing loans. Ms Wang calculates that if 20% of all new lending last year and another 10% of this year’s lending turned bad, this would create new bad loans equivalent to 5.5% of GDP by 2012, on top of 2% now.
That is far from trivial, but well below the 40% of GDP that bad loans amounted to in the late 1990s.
Much of the past year’s bank lending should really be viewed as a form of fiscal stimulus. Infrastructure projects that have little hope of repaying loans will end up back on the government’s books. It would have been much better if such projects had been financed more transparently through the government’s budget, but the important question is whether the state can afford to cover the losses.
Page | 43

Official gross government debt is less than 20% of GDP, but China bears argue that this is an understatement, because it excludes local-government debt and the bonds issued by the asset-management companies that took over banks’
previous non-performing loans. Total government debt could be 50% of GDP. But that is well below the average ratio in rich countries, of around 90%. Moreover, the Chinese government owns lots of assets, for example shares of listed companies which are worth 35% of GDP7.
Based on the views of economists at the end of 2009, China’s economy is in good shape and still has excellent growth prospects.
The fact that there are undeveloped villages and areas beyond the reach of traditional sources of television indicate that there is a great deal of potential in the Company’s domestic market. This is a key factor in our analysis because TransVideo is forecasting a large portion of their revenue to come from Domestic sources, especially through partnerships with SARFT, which is discussed in the industry outlook section of this report.
7 Not Just Another Fake, January 14, 2010, www.economist.com
Page | 44

Industry Outlook
Page | 45

Internet Protocol Television
Internet Protocol television (IPTV) is a system through which internet television services are delivered using the architecture and networking methods of the Internet Protocol Suite over a packet-switched network infrastructure, e.g., the Internet and broadband
Internet access networks, instead of being delivered through traditional radio frequency broadcast, satellite signal, and cable television
(CATV) formats.
IPTV services may be classified into three main groups: live television, time-shifted programming, and video on demand. It is distinguished from general Internet-based or web-based multimedia services by its on-going standardization process (e.g., European
Telecommunications Standards Institute) and preferential deployment scenarios in subscriber-based telecommunications networks with high-speed access channels into end-user premises via set-top boxes or other customer-premises equipment. 8
The “IPTV” phrase was coined in 1995 by the founders of Precept, who designed and built the first internet protocol video product.
Although IPTV was a major technological achievement its progress was held back by the lack of widespread consumer access to high speed broadband. Now that Broadband is more prevalent, IPTV is gaining traction and the future prospects for the technology are extremely promising.
According to research from Informa Telecoms & Media, the global IPTV market reached 29.7 million subscribers at the end of 2009, which is up from 19.4 million at the end of 2008. The article also indicates that widespread adoption of the technology is still slow, and is highly concentrated in France, the United States, China, and South Korea.
IPTV has only 5% of the multichannel television market and less than 2% penetration of the world’s households. IPTV has gained market share in markets where on or more competing forms of multichannel television are absent or weak such as Iceland, Qatar
Cyprus, Slovenia, Croatia, Estonia, Montenegro, and Greece. 9
An IPTV Global Forecast published by the Multimedia Research Group in May, 2009 indicated that the number of global IPTV subscribers will grow from 26.7 million in 2009 to 81 million in 2013, which equates to a compound annual growth rate of 32%. The forecast continues to say that the size of the global IPTV market is $6.7 billion in terms of service revenue, which will grow to $19.9 billion by 2013, equating to a compound annual growth rate of 31%.
8 www.wikipedia.com
9 IPTV Gaining Traction Slowly But Surely, James Middleton, March 23, 2010 www.telecoms.com
Page | 46

Another forecast of the IPTV market is prepared by Cisco Visual Networking Index Forecast - 2008-2013. This is a broader forecast that takes into account various types of internet activity, but includes discrete projections for the IPTV market. The following bullet points indicate some highlights from the Cisco forecast:
• The sum of all forms of video (TV, video on demand, Internet, and P2P) will account for over 91 percent of global consumer traffic by 2013.
• Internet video alone will account for over 60 percent of all consumer Internet traffic in 2013.
•     In 2013, Internet video will be nearly 700 times the U.S. Internet backbone in 2000. It would take well over half a million years to watch all the online video that will cross the network each month in 2013. Internet video will generate over 18 exabytes per month in 2013.
• Video communications traffic growth is accelerating. Though still a small fraction of overall Internet traffic, video over instant messaging and video calling are experiencing high growth. Video communications traffic will increase tenfold from 2008 to
 2013.
• Real-time video is growing in importance. By 2013, Internet TV will be over 4 percent of consumer Internet traffic, and ambient video will be 8 percent of consumer Internet traffic. Live TV has gained substantial ground in the past few years: globally, P2P
 TV is now slightly over 7 percent of overall P2P traffic at over 200 petabytes per month.
• Video-on-demand (VoD) traffic will double every two years through 2013. Consumer IPTV and CATV traffic will grow at a 53 percent CAGR between 2008 and 2013, compared to a CAGR of 40 percent for consumer Internet traffic.
Although the growth of the IPTV market is considerable, the set top box portion of the IPTV market is the major concern of
TransVideo, due to its core competency of supplying set top boxes to consumers. This portion of the Cisco forecast is analyzed in detail below.
Page | 47

Internet Video to TV
"Internet Video to TV" includes video delivered via Internet to a TV screen, by way of an Internet-enabled set-top box or equivalent device. Examples of devices now available include Microsoft's Xbox 360 and the Roku digital video player, through which users can download film and television content.
Consumer Internet Video to TV, 2008-2013
2008
2009
2010
2011
2012
2013 CAGR 2008-2013
By Geography (PB per month)
North America
3
56
146
444
789
1,233
234%
Western Europe
10
23
86
217
371
553
124%
Asia Pacific
5
19
40
101
200
327
134%
Japan
9
41
85
183
252
330
106%
Latin America
0
1
2
7
16
28
232%
Central Eastern Europe
2
9
21
49
75
111
120%
Middle East and Africa
0
1
2
5
8
13
180%
Total (PB per month)
Consumer video to TV
29
149
381
1,004
1,711
2,594
146%
Source: Cisco VNI, 2009
Page | 48

According to the IPTV industry forecasts illustrated on the previous page, the IPTV market is poised for tremendous growth in the
Asian markets, especially in the consumer internet video to television which requires the use of set top boxes manufactured by
TransVideo. As IPTV continues to gain market share, the sale of set top boxes should grow at a similar rate. However, a major concern is the ability of TransVideo to continue its track record of innovation that has allowed it to stay competitive in the marketplace. As more set top box manufacturers enter the marketplace, there is a risk that the technology will become commodity like, which could have a negative impact on revenue growth and profit margins going forward.
Additionally, there are concerns about the regulatory environment imposed on IPTV companies by SARFT, (state administration of radio, film and television) as well as MIIT (Ministry of Information Industry Technology). According to an article published on
February 24, 2010, SARFT stopped the IPTV service run by Guangxi Telecom in fourteen cities of the Guangxi Province because these services were illegal.
However, SARFT has not banned the IPTV services provided to residents of Shanghai, Harebin, and Hangzhou. In fact, SARFT recently granted approval to China Telecom to expand IPTV services to more than 10 cities10.
Accordingly, even though the growth prospects in the IPTV industry are strong, the regulatory environment provides an additional element of risk to the operations of TransVideo.
6www.c114.net
Page | 49

Valuation Analysis
Page | 50

Valuation Methods
The methods used to develop a value for the Company in this engagement were:
●
The Asset Approach
o  The asset approach, sometimes referred to as the “cost” approach, is a general way of determining a value indication of a business, business ownership interest, or security using one or more methods based on the value of the assets net liabilities. Each asset and liability of the business is valued separately and then summed up to produce the total value of the business. This method is most commonly used for investment or holding companies that do not have ongoing operations of their own. It may also be used for operating businesses that are not profitable or only marginally profitable. Generally, this method is not the most appropriate method for valuing a profitable, operating business.
●
The Market Approach
o  The market approach is a general way of determining a value indication of a business, business ownership interest, security, or intangible asset by using one or more methods that compare the subject to similar businesses, business ownership interests, securities, or intangible assets that have been sold. This approach, however, can be difficult to utilize for small, closely held businesses because guideline and other market directed indicators are scarce and reliable information can be difficult to obtain. Nonetheless, this approach can and should be used to a limited degree for private businesses, when sufficient relevant market data exists.
●
The Income Approach
o  The income approach is a general way of determining a value indication of a business, business ownership interest, security, or intangible asset by using one or more methods to convert anticipated economic benefits into a present single amount. This approach assumes that the investor could invest in a property with similar investment characteristics, although not necessarily the same business. The computations under this approach generally determine that the value of the business is equal to the expected future income or cash flows divided by a required rate of return
 (which is based upon the relative risk of the investment).
Page | 51

As indicated previously in this report, the three approaches of valuation considered are (1) the asset approach, (2) the income approach, and (3) the market approach. We also investigated whether there were any other published industry methods for valuing this type of business. The narrative that follows discusses our consideration of each approach and the method ultimately used to value the
Company.
As described above, the asset approach arrives at value by determining the fair market value of each individual asset and liability of the Company and then accumulating the total value of the net assets.
An asset-based approach is most appropriate when valuing an investment or real estate holding company, or a business appraised on a basis other than as a going concern. It is not normally used to value a profitable operating company because it does not consider the ongoing earnings capacity of the Company. Accordingly, we did not use the asset approach to value TransVideo.
The market approach is an objective way to establish the fair market value of a business, when sufficient comparable market activity can be identified and relevant financial information about the transactions can be obtained. When using the market approach, the valuator identifies actual market transactions (referred to as “guidelines” or “comparables”), derives ratios from those transactions, and then applies the ratios to the subject company to derive its fair market value. One method used under the market approach utilizes valuation multiples based on information derived from minority shares of publicly traded guideline companies, while a second method utilizes recent transactions involving the sale of companies similar in nature to the subject company.
Public Guideline Company Method
Under this method, the valuator attempts to locate publicly traded companies that are similar to the subject company in order to make a comparison of value. To apply this method, we first asked management if they were aware of any public companies that were either competitors or otherwise similar to TransVideo. However, management indicated that there were no true comparables.
We also conducted a computerized database search for publicly traded companies that might be considered comparable to the
Company. We conducted our computerized search looking for guideline companies using the Capital IQ database, based on the following screening criteria:
• Company Type: Public
• Industry Classification/Key Word Search: Telecommunications and/or Internet Protocol Television (IPTV)
Page | 52

Based on the above search criteria and screening of companies, we were unable to find any guideline public companies that were similar enough in terms of size and scope of operations. As previously discussed under competition, we did review one transaction in which a company identified by management as a competitor of TransVideo was involved in a transaction. The common stock of
Tandberg, a leading provider of telepresence, high-definition videoconferencing and mobile video products and services, was acquired by Cisco BV through a tender offer in December 2009 for a total purchase price of approximately USD$3.3 billion. Based on
Tandberg’s 2009 revenues and operating profit, the transaction occurred at multiples of 3.66x revenues and 17.0x operating profit. This was most likely a synergistic deal, as Cisco and Tandberg had an ongoing business relationship prior to the tender offer.
Income Approach
Discounted Cash Flow Method
A discussion of the Company’s projected financial performance presented in Schedule 8 was included in a previous section of this report. Additional adjustments were made to adjust the Company’s projected pre-tax income to net cash flow available to potential debt and equity holders of the Company, as reflected in Schedule 12.
The analysis begins with pre-tax income, which was tax effected based on TransVideo’s enterprise income tax rate of 25% in the
People’s Republic of China. However, The Company has a net operating loss carry forward of $390,302, which was applied to the projected income tax expense in 2011 and 2012, at which point it was exhausted. Next, management’s estimate of depreciation was added back, and the estimate of future capital expenditures was deducted from cash flow. Finally, additional estimated working capital necessary to fund TransVideo’s projected growth were subtracted each year based on a rate of 5% of incremental revenue.
The resulting projected cash flow represents the cash flow available to debt and equity holders of the Company for the years 2010 through 2015. These cash flows were discounted back to present value on the valuation date of March 31, 2010, based on the
Company’s weighted average cost of capital (discount rate).
The discount rate was determined using the build-up method. The components of the discount rate include a risk-free rate, an equity risk premium, a small size premium, an industry risk adjustment, and a company specific risk premium.
The risk-free rate is the return that an investor would require, at a bare minimum, to invest in an extremely safe investment. This rate as of March 31, 2009 was determined to be 4.06%. Added to the risk-free rate is an equity risk premium, which represents the premium that common stockholders required in the public market place over investors in risk-free investments. For the purposes of our analysis we have selected an equity risk premium of 5.85%.
Page | 53

The next portion of the analysis relates to the riskiness of the various business segments of the Company. In addition to analyzing the competition, financial strength, profitability, and economic factors, we performed a detailed analysis of the Companies different service lines to determine the level of risk associated with the projections by analyzing benchmark rates of return for venture capital investments based on stages of the business life cycle. The illustration below shows some general guidelines that venture capital investors use when analyzing potential deals:
Rates of Return Sought by Venture Capital Investors
Typical Expected
Annual
Holding Period
Stage
ROR%
(Years)
Seed and startup
50-100%
More than 10
First stage
40-60
5-10
Second Stage
30-40
4-7
Expansion
20-30
3-5
Bridge and mezzanine
20-30
1-3
LBOs
30-50
3-5
Turnarounds
50+
3-5
We determined that new, untested, product lines or business segments deserved higher risk premiums, such as those found in the first and second stage rates of return, while proven business segments would have rates of return seen in the second stage and expansion stage of the life cycle. After our analysis of the company’s various sources of gross profit, we determined that the Company’s total cost of equity should be approximately 35%. As a result, we added an additional company specific risk premium of 25%.
The sum of the components discussed above result in an after-tax cost of equity of 34.91%, which was rounded to 35%.
Based on the nature of the Company’s operations, its relatively small amount of hard assets, and its lack of an established financial track record, we determined that the Company will not have access to debt financing. Accordingly, the Company’s weighted average cost of capital is 35%, which is equal to the cost of equity.
The weighted average cost of capital derived above, is appropriate to use as a discount rate for converting projected cash flows to a present value. In the case of TransVideo, management provided projected cash flows for the discrete period 2010 through 2015.
Terminal period earnings before interest, taxes, depreciation and amortization (EBITDA) were determined by applying a long-term growth rate to the EBITDA projected for 2015.
Page | 54

The present value of the Company’s projected cash flows for 2012 through 2015 was determined to be approximately $1.2 million, as reflected in Schedule 12. Additionally, we analyzed the exit multiple that TransVideo might expect to apply to EBITDA at the end of the discrete forecast period. Terminal year EBITDA was determined using a long term growth rate of 15%. The terminal year EBITDA figures were then multiplied by exit multiples of 6x, 8x, and 10x forward looking EBITDA. The multiples were based on our analysis of Guideline Company pricing, as well as reports on global middle market M&A activity around the time of the Valuation Date. The resulting terminal values under each scenario were then discounted to present value. Applying the exit multiples to forward looking
EBITDA resulted in terminal values ranging from $77.6 million to $129 million.
The present value of the discrete cash flows from the projection and terminal values resulted in a total value of invested capital under the low, middle, and high scenarios of $17.3 million, $22.6 million, and $28.0 million, respectively. Since the Company has no interest bearing debt on its balance sheet, this is also the value for 100% of TransVideo’s common stock. This information is summarized in the table below:
Page | 55

Terminal Value Range - EBITDA Multiples
Derivation of Terminal Value
Low
Mid
High
Terminal Year EBITDA
$
12,927,206
$
12,927,206
$
12,927,206
Terminal Year Exit Multiple
6.0
8.0
10.0
TERMINAL VALUE
$
77,563,236
$
103,417,648
$
129,272,060
Derivation of Value
Sum of Present Values of Cash Flow Measure
$
1,241,132
$
1,241,132
$
1,241,132
Present Value of Terminal Value
16,047,058
21,396,077
26,745,096
Value of Total Invested Capital
17,288,190
22,637,209
27,986,228
- Interest Bearing Debt
-
-
-
VALUE OF EQUITY CAPITAL
$
17,288,190
$
22,637,209
$
27,986,228
VALUATION INDICATION:
DISCOUNTED FUTURE CASH FLOW VALUATION
$
17,290,000
$
22,635,000
$
27,985,000
Finally, we applied an overall discount for lack of marketability of 5% to the operating value of the Company in order to reflect the discount for a controlling interest. This resulted in a range of operating value from $16.4 million to $26.6 million.
The values indicated above are based on the operating cash flows and EBITDA projected to be received from sales of TransVideo’s products and services. However, it does not reflect the benefits to be received from TransVideo’s investments in other companies.
TransVideo has ownership interests in three entities: KyLinTV, China Sports Media Co. Ltd. (iSports)11, and Beijing iMedia
Technology Co., Ltd. (iMedia/iBaby). We have determined the value of each of these entities and added it to the operating value of
TransVideo. Our analysis of the Company’s ownership in KyLinTV is detailed in Schedule 19, and the analysis of the Company’s ownership interests in iSports, and iMedia are detailed in Schedules 15 through 18. A discussion of our valuation analysis is presented below.
11 This entity is currently operating according to the terms of a memorandum of understanding between the partners. The official entity has not yet been formed as of the valuation date.
Page | 56

It should be noted that TransVideo generates revenue from sales to these two related ventures, which is reflected in TransVideo’s projected income statements, net of related costs. The revenues earned by TransVideo are reflected on the projected income statements of the entities as cost of revenues. But the returns on investment to TransVideo have not been reflected in the projected income statements. Accordingly, these entities have been valued separately to arrive at the value of total equity for TransVideo.
We used management’s financial projections from 2010 through 2015 for iSports and iMedia to perform a discounted cash flow analysis of those investments. Because both of these entities are early stage technology companies, the first several years of each forecast do not generate positive cash flow. In fact, iSports is not expected to generate positive cash flow until 2012, and iMedia is not expected to generate positive cash flow until 2012. For the valuation analysis of the investment in KylinTV, we utilized the financial information from a recent round of capital raised by the company in February 2010.
Due to the high level of risk that the ventures will successfully execute their respective business plans and generate the projected levels of cash flow, we utilized venture capital rates of return to estimate the cost of equity for each Company. Our analysis utilized a 40%
cost of equity to discount the future cash flows to their present value.
At the end of management’s discrete forecast periods, we utilized EBITDA exit multiples in the range of 6x to 10x terminal period
EBITDA, consistent with the approach used to value TransVideo. These multiples were applied to terminal year EBITDA figures grown at a long term growth rate of 15%. Accordingly, the present value of discrete period and terminal period cash flows for iMedia was determined to be in the range of $4.6 million to $7.4 million, as reflected in Schedule 16. Since this entity does not have any interest bearing debt, the value of total invested capital is equal to the value of equity. Next, TransVideo’s 66.1% ownership percentage was applied, and a discount for lack of marketability of 10% was taken to reflect a discount for the lack of liquidity associated with this controlling interest. Although TransVideo has control over the operations of iMedia, it lacks the liquidity offered by a public stock exchange. The resulting range of value was $2.8 million to $4.5 million for TransVideo’s investment in iMedia.
A similar analysis was performed to value TransVideo’s investment in iSports. The present value of the discrete period and terminal period cash flows for iSports was determined to be in the range of  $6.2 million to $11.0 million . Since this entity also does not have any interest bearing debt, the value of total invested capital is equal to the value of equity. Next, TransVideo’s current 10% ownership percentage was applied, and a discount for lack of marketability of 30% was applied to reflect the discount for lack of marketability for a minority interest. A greater marketability discount is required because TransVideo lacks both liquidity and the right to make significant unilateral decisions affecting the operations of iSports. The resulting range of value was $430 thousand to $770 thousand.
Our analysis of TransVideo’s equity ownership of the two entities is shown in greater detail in Schedules 15 through 18.
Page | 57

We determined the value of the Company’s equity ownership in KylinTV based on a February, 2010 transaction involving a 15.1%
equity transaction priced at $10 million. This translates to a post money value for 100% equity interest of $66 million. After applying
TransVideo’s 31.8% ownership interest, we arrived at the value of equity of $21.1 million on a non-controlling, non-marketable basis.
No further discount is necessary because the February 2010 transaction represents a non-marketable, minority value.
After adjusting for TransVideo’s equity ownership interest in the three entities discussed above, we arrived at a range of fair market value from $40.7 million to $52.9 million.
Page | 58

Conclusion: Range of Value
Page | 59

Conclusion: Range of Value
As of the Valuation Date of March 31, 2010, the fair market value of the total invested capital of TransVideo International Ltd. (the
“Business Value”) is estimated to be in the range of:
$40,690,000 to $52,870,000
This value is subject to the terms, conditions, analysis, limitations, and assumptions contained in this report.
If this communication contains statements concerning taxation, those statements are provided for information purposes only and are not intended to constitute tax advice which may be relied upon to avoid penalties under any federal, state, local or other tax statutes or regulations, nor do they resolve any tax issue in your favor. Upon request, we can provide you with express written tax advice after necessary factual development and subject to such conditions and qualifications as we may deem appropriate in the circumstances.
Page | 60

SCHEDULES

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
1
Reported Balance Sheets
As of December 31,
Line
Description
2009
2008
ASSETS
1
Cash & Equivalents
$
1,500,918
$
4,274,837
2
Accounts Receivable
225,557
637,291
3
Prepayment
-
120
4
Imputed Interest
4,119
-
5
Other Receivable, Net
1,129,437
357,483
6
Inventories (1)
1,312,420
1,381,513
7
Prepaid Expenses & Deposits
16,348
7,483
8
Total Current Assets
4,188,799
6,658,727
9
Fixed Assets, Net (2)
353,319
481,627
10
Intangible Assets, Net
12,132
12,374
11
Investment
1,500,000
-
12
Deferred Taxes
61,697
33,093
13
TOTAL ASSETS
$
6,115,947
$
7,185,821
LIABILITIES
14
Accounts Payable
$
90,430
$
215,885
15
Accrued Expenses & Other Current Liabilities
6,249
6,120
16
Other Payables
588,718
660,639
17
Advances from Customers
844,692
775,352
18
Due to Stockholders
598,186
587,054
19
Total Current Liabilities
2,128,275
2,245,050
20
Minority Interests
456,499
520,003
21
Total Liabilities
2,584,774
2,765,053
SHAREHOLDERS' EQUITY
22
Common Stock
32,000
31,632
23
Paid-In Capital
2,994,093
2,994,093
24
Transaction Adjustment
443,623
440,899
25
Retained Earnings
61,457
954,144
26
Total Equity
3,531,173
4,420,768
27
TOTAL LIABILITIES & EQUITY
$
6,115,947
$
7,185,821
(#) - See Schedule 2 for detail of indicated amounts.
Historical financial information derived from compiled financial statements. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial statement information presented above and, accordingly, we do not express an opinion or any form of assurance on the information.

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
2
Notes to Reported Balance Sheets
As of December 31,
Line
Description
2009
2008
(1) Inventories Include:
1
Raw Materials
$
698,550
$
802,316
2
Low Value Consumables
162
162
3
Work-In-Progress
26,072
33,155
4
Finished Goods
587,636
545,880
5
Total Inventory
$
1,312,420
$
1,381,513
(2) Fixed Assets, Net Include:
6
PC and Electronic Equipment
$
477,102
$
466,918
7
Motor Vehicles
144,132
143,997
8
Software
3,918
3,914
9
Furniture and Office Equipment
105,797
105,495
10
Leasehold Improvement
28,687
47,750
11
Total Gross Fixed Assets
759,636
768,074
12
Accumulated Depreciation
(406,317)
(286,447)
13
Net Fixed Assets
$
353,319
$
481,627

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
3
Reported Common Size Balance Sheets
As of December 31,
Line
Description
2009
2008
ASSETS
1
Cash & Equivalents
24.54%
59.49%
2
Accounts Receivable
3.69%
8.87%
3
Prepayment
-
-
5
Other Receivable, Net
18.47%
4.97%
6
Inventories
21.46%
19.23%
7
Prepaid Expenses & Deposits
0.27%
0.10%
8
Total Current Assets
68.43%
92.66%
9
Fixed Assets, Net
5.78%
6.70%
10
Intangible Assets, Net
0.20%
0.17%
11
Investment
24.53%
-
12
Deferred Taxes
1.01%
0.46%
13
TOTAL ASSETS
100.00%
100.00%
LIABILITIES
14
Accounts Payable
1.48%
3.00%
15
Accrued Expenses & Other Current Liabilities
0.10%
0.09%
16
Other Payables
9.63%
9.19%
17
Advances from Customers
13.81%
10.79%
18
Due to Stockholders
9.78%
8.17%
19
Total Current Liabilities
34.80%
31.24%
20
Minority Interests
7.46%
7.24%
21
Total Liabilities
42.26%
38.48%
SHAREHOLDERS' EQUITY
22
Common Stock
0.52%
0.44%
23
Paid-In Capital
48.96%
41.67%
24
Transaction Adjustment
7.25%
6.14%
25
Retained Earnings
1.00%
13.28%
26
Total Equity
57.73%
61.53%
27
TOTAL LIABILITIES & EQUITY
100.00%
100.00%
Sub-totals and totals may not foot due to rounding.

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
4
Reported Income Statements
Annualized
For the Years Ended December 31,
Growth Rate
Line
Description
2009
2008
2008-2009
1
Total Revenues
$
1,731,055
$
11,522,275
(84.98%)
2
Cost of Revenue
1,220,195
6,227,592
(80.41%)
3
GROSS PROFIT
510,860
5,294,683
(90.35%)
COSTS AND EXPENSES
4
Selling and Distribution
285,408
811,475
(64.83%)
5
General and Administrative
1,236,711
1,703,184
(27.39%)
6
Total Operating Expenses
1,522,119
2,514,659
(39.47%)
7
OPERATING LOSS
(1,011,259)
2,780,024
n/m
Other Income / (Expense)
8
Interest Income
56,031
14,265
292.79%
9
Minority Interest Income
63,504
77,305
(17.85%)
10
Other Income
7,555
1,981
281.37%
11
Other Expenses
(8,519)
(612)
1291.99%
12
Total Other Income / (Expense)
118,571
92,939
27.58%
13
EARNINGS BEFORE TAXES
(892,688)
2,872,963
n/m
14
Income Tax Expense / (Benefit)
-
1,454
(100.00%)
15
NET LOSS
$
(892,688)
$
2,871,509
n/m
Historical financial information provided to us by management and derived from compiled financial statements. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial statement information presented above and, accordingly, we do not express an opinion or any form of assurance on the information.

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
5
Reported Common Size Income Statements
For the Years Ended December 31,
Line
Description
2009
2008
1
Total Revenues
100.00%
100.00%
2
Cost of Revenue
70.49%
54.05%
3
GROSS PROFIT
29.51%
45.95%
COSTS AND EXPENSES
4
Selling and Distribution
16.49%
7.04%
5
General and Administrative
71.44%
14.78%
6
Total Operating Expenses
87.93%
21.82%
7
OPERATING LOSS
(58.42%)
24.13%
Other Income / (Expense)
8
Interest Income
3.24%
0.12%
9
Minority Interest Inc
3.67%
0.67%
10
Other Inc
0.44%
0.02%
11
Other Expen
(0.49%)
(0.01%)
12
Total Other Income / (Expense)
6.85%
0.81%
13
EARNINGS BEFORE TAXES
(5157%)
2493%
14
Income Tax Expense / (Benefit)
-
0.01%
15
NET LOSS
(51.57%)
    24.92%
Sub-totals and totals may not foot due to rounding.

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
6
Reported Cash Flow Statements
For the Years Ended December 31,
Line
Description
2009
2008
OPERATING ACTIVITIES
1
Net Income / (Loss)
$
(892,688)
$
2,871,508
2
Depreciation and Amortization
149,597
134,721
3
Minority Interest
(63,504)
(77,305)
4
Inventories
69,093
339,687
5
Accounts Receivable
411,734
(2,450,424)
6
Other Receivable
(784,818)
136,565
7
Accounts Payable
(125,455)
97,992
10
Customer Advance
69,340
763,489
11
Other Payable
(72,289)
53,378
12
Accrued Liabilities
129
6,120
13
Income Tax and Other Tax Payable
(28,605)
(50,499)
14
Net Cash Flow from Operating Activities
$
(1,267,466)
$
1,825,232
INVESTING ACTIVIES
15
Capital Expenditures
$
(21,045)
$
(148,269)
16
Purchase of Other Enterprise
(1,500,000)
-
17
Net Cash Flow from Investing Activities
$
(1,521,045)
$
(148,269)
FINANCING ACTIVITIES
18
Proceeds from Shareholders
$
368
$
4,212
19
Net Cash Flow from Financing Activities
$
368
$
4,212
20
NET CASH FLOW
$
(2,788,143)
$
1,681,175
21
Effect of Exchange Rate on Cash
14,224
191,188
22
Beginning Cash
4,274,837
2,402,475
23
ENDING CASH
$
1,500,918
$
 4,274,838

Historical financial information provided to us by management and derived from compiled financial statements. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial statement information presented above and, accordingly, we do not express an opinion or any form of assurance on the information.

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
7
Key Reported Balance Sheet Ratios
As of December 31,
Line
Description
2009
2008
Key Balance Sheet Figures
1
Total Assets
$
6,115,947
$
7,185,821
2
Inventory
1,312,420
1,381,513
3
Fixed Assets
353,319
481,627
4
Total Liabilities
2,584,774
2,765,053
5
Total Shareholders' Equity
3,531,173
4,420,768
6
Working Capital
2,060,524
4,413,677
Liquidity Ratios
7
Current Ratio
1.97
2.97
Activity Ratios
8
Average Asset Turnover
0.26
n/m
9
Average Inventory Turnover
0.91
n/m
11
Average A/R Turnover
4.01
n/m
12
Average Working Capital Turnover
0.53
n/m
13
Average Days A/R Outstanding
90.97
n/m
14
Average Days A/P Outstanding
45.81
n/m
Balance Sheet Leverage Ratios
15
Total Liabilities / Total Assets
0.42
0.38
16
Shareholders' Equity / Total Assets
0.58
0.62
17
Fixed Assets / Shareholders' Equity
0.10
0.11
18
Total Liabilities / Shareholders' Equity
0.73
0.63

All of the numerical information has been redacted from this page.
VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C
 CORPORATION) AS OF MARCH 31, 2010
SCHEDULE
8
Projected Income Statements
For the Years Ending December 31
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
REVENUE
1
International (see schedule 10)
*******
2
Domestic (see schedule 11)
3
Platform
4
Total Revenue
COST OF REVENUE
5
International (see schedule 10)
6
Domestic (see schedule 11)
7
Platform
8
Total Cost of Revenue
TAXES
9
Domestic
10
Platform
11
Total Taxes
12
GROSS PROFIT
OPERATING EXPENSES
13
Salaries and Benefits
14
Sales Commission
15
Office Rental
16
Office Expense
17
Telecom Hosting and Network
18
Postage
19
Travel
20
Entertainment
21
Repair Cost
22
Research and Development
23
Information Technology
24
Consulting
25
Depreciation and Amortization
26
OPERATING INCOME
Other Income / (Expense)
27
Interest Expense (-)
28
Total Other Income / (Expense)
29
PRE-TAX INCOME / (LOSS)
30
Income Tax Expense1
31
NET INCOME / (LOSS)
Memo
32
EBIT (earnings before interest and taxes)
33
EBITDA (EBIT + depreciation and amort.)
Notes:

1. The Company is subject to turnover taxes of 17% applied to the sale of set top boxes, and 5% applied to value added service revenue.
2. TVD, the operating subsidiary of TVI, is incorporated in the People's Republic of China, and is subject to a 25% Enterprise Income Tax .

All of the numerical information has been redacted from this page.
VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C
 CORPORATION) AS OF MARCH 31, 2010
SCHEDULE
9
Common Size Projected Income Statements
For the Years Ending December 31
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
REVENUE
1
International (see schedule 10)
*******
2
Domestic (see schedule 11)
3
Platform
4
Total Revenue
COST OF REVENUE
5
International (see schedule 10)
6
Domestic (see schedule 11)
7
Platform
8
Total Cost of Revenue
TAXES
9
Domestic
10
Platform
11
Total Taxes
12
GROSS PROFIT1
OPERATING EXPENSES
13
Salaries and Benefits
14
Sales Commission
15
Office Rental
16
Office Expense
17
Telecom Hosting and Network
18
Postage
19
Travel
20
Entertainment
21
Repair Cost
22
Research and Development
23
Information Technology
24
Consulting
25
Depreciation and Amortization
26
OPERATING INCOME
Other Income / (Expense)
27
Interest Expense (-)
28
Total Other Income / (Expense)
29
PRE-TAX INCOME / (LOSS)
30
Income Tax Expense1
31
NET INCOME / (LOSS)
Memo
32
EBIT (earnings before interest and taxes)
33
EBITDA (EBIT + depreciation and amort.)

All of the numerical information has been redacted from this page.
VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C
 CORPORATION) AS OF MARCH 31, 2010
10      Projected Income Statements - International Business
For the Years Ending December 31
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
SOURCES OF INTERNATIONAL REVENUE
1
KyLin TV
*******
2
NeuLion
3
Total International Revenue
COST OF INTERNATIONAL REVENUE
4
KyLin TV
5
NeuLion
6
Total Cost of International Revenue
INTERNATIONAL GROSS MARGIN
7
KyLin TV
8
NeuLion
9
Total International Gross Margin

All of the numerical information has been redacted from this page.
VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C
 CORPORATION) AS OF MARCH 31, 2010
11Projected Income Statements - Domestic Business
For the Years Ending December 31
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
SOURCES OF DOMESTIC REVENUE
1
iBaby (STB and User License)
*******
2
iSports
3
Product Revenue (iBox STB)
4
Product Revenue (Transcoder)
5
Product Revenue (Big Box)
6
Product Revenue (Site License)
7
Total Domestic Revenue
COST OF DOMESTIC REVENUE
8
iBaby (STB and User License)
9
iSports
10
Product ( iBox STB)
11
Product (Transcoder)
12
Product (Big Box)
13
Product (Site License)
14
Total Cost of Domestic Revenue
DOMESTIC VALUE ADDED TAXES
15
iBaby (STB and User License)
16
iSports
17
Product ( iBox STB)
18
Product (Transcoder)
19
Product (Big Box)
20
Product (Site License)
21
Total Value Added Taxes
DOMESTIC GROSS MARGIN
22
iBaby (STB and User License)
23
iSports
24
Product ( iBox STB)
25
Product (Transcoder)
26
Product (Big Box)
27
Product (Site License)
28
Total Domestic Gross Margin

All of the numerical information has been redacted from this page.
VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
12
Discounted Cash Flow Valuation Method
Projected Cash Flow to Total Invested Capital for the Years Ending December 31,
Line
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
1
Pre-Tax Net Income (per schedule 8)
*******
2
Income Taxes1
3
Enterprise Income Tax NOL Carryforward2
4
Depreciation and Amortization
5
Capital Expenditures3
6
Net Change in Working Capital4
7
PROJECTED CASH FLOW
Add Back 1st Qtr 2010 Cash Flow Shortfall
4/1 - 12/31/10 Cash Flow
8
Present Value Factor5
9
PRESENT VALUE OF PROJECTED CASH FLOW
Terminal Value Range - EBITDA Multiples
Source / Comments
Derivation of Terminal Value
Low
Mid
High
10
Terminal Year EBITDA
11
Terminal Year Exit Multiple
12
TERMINAL VALUE
Derivation of Value
13
Sum of Present Values of Cash Flow Measure
14
Present Value of Terminal Value
15
Value of Total Invested Capital
16
- Interest Bearing Debt
17
VALUE OF EQUITY CAPITAL
VALUATION INDICATION:
Rounded to Nearest:
18
DISCOUNTED FUTURE CASH FLOW VALUATION
$5,000
Notes:
1. TVD, the operating subsidiary of TVI, is incorporated in the People's Republic of China, and is subject to a 25% income tax rate which was applied to future income.
2. According to Note #10 of the financial statements, the Company has a NOL of $190,510 as of December 31, 2009. An additional $199,792 was added to this total, as a result of forecasted losses in 2010. Accordingly, an aggregate NOL of $390,302 has been applied to future years' net income to reduce future income taxes.
3. Capital Expenditures were estimated by management, and include capital expenditures for the Domestic, International, and Platform Businesses.
4. Change in Net Working Capital is based on normal working capital to revenue ratio of 5%.
5. A mid-year discounted convention was used.

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
13
Derivation of Discount Rate
Line
Derivation of Capitalization Rate and Factor
Source/Comments
1
Risk Free Rate
4.06%
2
Equity Risk Premium
5.85%
Expected market return less the risk free rate.
3
Company Specific Risk Premium
25.00%
Based on the weighted average risk assessment of the Companies existing and future operations, as well as the size of the Company.
4
COST OF EQUITY
34.91%
% of Total
Type of Capital
Capital
Cost
Product
5
Equity
100%
34.91%
34.91%
The Company will be 100% equity financed.
8
Debt
-
-
-
9
Weighted Average Cost of Capital (rounded)
35.00%

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
14
Weighted Indication of Value and Conclusion of Value
Low
Midpoint
High
Line
Indicated Values by Method
Range
Value
Range
1
INDICATED RANGE OF VALUE
$
17,285,000
$
22,635,000
$
27,985,000
See Schedule 12.
Conclusion of Value
2
Value of Operating Equity on a Marketable Basis
$
17,285,000
$
22,635,000
$
27,985,000
See above.
3
- Discount for Lack of Marketability
5.00%
(864,250)
(1,131,750)
(1,399,250)
4
Value of Operating Equity on a Non-Marketable Basis
$
16,420,750
$
21,503,250
$
26,585,750
Investments and Joint Ventures (see schedules 15-19):
5
Value of 66% Ownership Interest in Beijing iMedia Technology Co. Limited Joint Venture
2,775,000
3,615,000
4,455,000
6
Value of 10% Ownership Interest in China Sports Media Company Joint Venture
430,000
600,000
770,000
7
Value of 31.8% Ownership Interest in KyLin Tv
21,060,000
21,060,000
21,060,000
8
Total Value of Equity on a Non-Marketable Basis
$
40,685,750
$
46,778,250
$
52,870,750
9
Conclusion of Value (rounded)
$
40,690,000
$
46,780,000
$
52,870,000

All of the numerical information has been redacted from this page.
VALUATION OF TRANSVIDEO'S OWNERSHIP INTEREST IN
 iMEDIA/iBABY AS OF MARCH 31, 2010
SCHEDULE
15
Projected Income Statements1
For the Years Ending December 31
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
REVENUE
1
B2B Revenue
*******
2
B2C Revenue
3
Telesales Revenue
4
Total Revenue
COST OF REVENUE
5
Hardware Cost
6
Content Cost
7
Total Cost of Revenue
TAXES
8
Value Added Tax
9
Total Taxes
10
GROSS PROFIT
OPERATING EXPENSES
11
Salaries & Benefits
12
Office Expense
13
Marketing
14
Commissions
15
Travel
16
Entertainment
17
Shipping
18
Hosting & Network
19
Platform Service Fee
20
Consulting
21
Depreciation and Amortization
22
Total Operating Expenses
23
OPERATING INCOME
Memo
24
EBIT (earnings before interest and taxes)
25
EBITDA (EBIT + depreciation and amort.)
Notes:
1. This forecast was prepared by Management of TransVideo.

All of the numerical information contained in lines 1-18 has been redacted.
VALUATION OF TRANSVIDEO'S OWNERSHIP INTEREST IN iMEDIA/iBABY AS OF
 MARCH 31, 2010
SCHEDULE
16
Discounted Cash Flow Valuation Method
Projected Cash Flow to Total Invested Capital for the Years Ending December 31,
Line
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
1
Operating Income (see schedule 15)
*******
2
Income Taxes1
3
Benefit of Income Tax NOL Carryforward2
4
Depreciation and Amortization
5
Capital Expenditures3
6
Net Change in Working Capital4
7
PROJECTED CASH FLOW
8
Add Back 1st Qtr 2010 Loss
9
4/1 - 12/31/10
10
Present Value Factor
11
PRESENT VALUE OF PROJECTED CASH FLOW
Terminal Value Range - EBITDA Multiples
Source / Comments
Derivation of Terminal Value
Low
Mid
High
12
Terminal Year EBITDA
13
Terminal Year Exit Multiple
14
TERMINAL VALUE
Derivation of Value
15
Sum of Present Values of Cash Flow Measure
16
Present Value of Terminal Value
17
Value of Total Invested Capital
18
- Interest Bearing Debt
19
VALUE OF 100% of EQUITY CAPITAL
$
4,661,172
$
6,074,258
$
7,487,345
20
OWNERSHIP PERCENTAGE
66.1%
66.1%
66.1%
21
VALUE OF TRANSVIDEO'S 66.1% OWNERSHIP INTEREST
$
3,081,034
$
4,015,085
$
4,949,135
22
DISCOUNT FOR LACK OF MARKETABILITY
10.00%
(308,103)
(401,509)
(494,914)
Non-MARKETABLE VALUE OF TRANSVIDEO'S
23
66.1% OWNERSHIP INTEREST
$
2,772,931
$
3,613,576
$
4,454,221
VALUATION INDICATION:
Rounded to Nearest:
24
DISCOUNTED FUTURE CASH FLOW VALUATION (Rounded)
$
2,775,000
$
3,615,000
$
4,455,000
 $5,000
Notes:
1. Assumes a 25% income tax rate which was applied to future income.
2. Applies net losses from 2010 and 2011 to offset future years' income tax expense
3. Capital Expenditures were estimated by management,.
4. Change in Net Working Capital is based on normal working capital to revenue ratio of 10%.

All of the numerical information has been redacted from this page.
VALUATION OF TRANSVIDEO'S OWNERSHIP INTEREST IN iSPORTS AS OF
MARCH 31, 2010
SCHEDULE
17
Projected Income Statements1
For the Years Ending December 31
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
REVENUE
1
Game Copyright Transaction
*******
2
Digital Media Library & Services
3
NextGen Live Games Broadcasting Platform
4
Educational & Media Collection Box
5
Overseas Broadcasting Platform
6
Total Revenue
COST OF REVENUE
7
Game Copyright Transaction
8
NextGen Live Games Broadcasting Platform
9
Educational & Media Collection Box
10
Total Cost of Revenue
TAXES
11
Game Copyright Transaction (2.75%)
12
Digital Media Library & Services (5.5%)
13
NextGen Live Games Broadcasting Platform (5.5%)
14
Educational & Media Collection Box (5.5%)
15
Overseas Broadcasting Platform (5.5%)
16
Total Taxes
17
GROSS PROFIT
OPERATING EXPENSES
18
Salaries
19
Staff Benefits
20
Marketing
21
Sponsorship and Public Relations
22
Travel
23
Platform Service Fee
24
Commission
25
Other Operating Expenses
26
Office Rent & Expenses
27
Depreciation and Amortization
28
Total Operating Expenses
29
OPERATING INCOME
Memo
30
EBIT (earnings before interest and taxes)
31
EBITDA (EBIT + depreciation and amort.)
1. This forecast was prepared by Management of TransVideo.

All of the numerical information contained in lines 1-16 has been redacted.
VALUATION OF TRANSVIDEO'S OWNERSHIP INTEREST IN iSPORTS AS
 OF MARCH 31, 2010
SCHEDULE
18
Discounted Cash Flow Valuation Method
Projected Cash Flow to Total Invested Capital for the Years Ending December 31,
Line
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
1
Operating Income (see schedule 17)
*******
2
Income Taxes1
2
Benefit of Income Tax NOL Carryforward2
3
Depreciation and Amortization
4
Capital Expenditures3
5
Net Change in Working Capital4
6
PROJECTED CASH FLOW
Add Back 1st Qtr 2010 Loss
7
4/1 - 12/31/10
8
Present Value Factor
40.00%
9
PRESENT VALUE OF PROJECTED CASH FLOW
Terminal Value Range - EBITDA Multiples
Source / Comments
Derivation of Terminal Value
Low
Mid
High
10
Terminal Year EBITDA
2015 EBITDA plus terminal growth.
11
Terminal Year Exit Multiple
12
TERMINAL VALUE
Derivation of Value
13
Sum of Present Values of Cash Flow Measure
14
Present Value of Terminal Value
15
Value of Total Invested Capital
16
- Interest Bearing Debt
17
VALUE OF 100% of EQUITY CAPITAL
$
6,172,778
$
8,575,589
$
10,978,401
18
OWNERSHIP PERCENTAGE
10.0%
10.0%
10.0%
19
VALUE OF TRANSVIDEO'S 10% OWNERSHIP INTEREST
$
617,278
$
857,559
$
1,097,840
20
DISCOUNT FOR LACK OF MARKETABILITY
30.0%
(185,183)
(257,268)
(329,352)
Non-MARKETABLE VALUE OF TRANSVIDEO'S
21
10% OWNERSHIP INTEREST
$
432,095
$
600,291
$
768,488
VALUATION INDICATION:
Rounded to Nearest:
22
DISCOUNTED FUTURE CASH FLOW VALUATION (Rounded)
$
430,000
$
600,000
$
770,000
$5,000
Notes:
1. Assumes a 25% iEnterprise ncome tax rate which was applied to future income.
2.Applies net losses from 2010 and 2011 to offset future years' income tax expense
3. Capital Expenditures were not provided by management. For purposes of this projectiont they are assumed to equal 110% of deprecaition expense.
4. Change in Net Working Capital is based on normal working capital to revenue ratio of 10%.

VALUATION OF TRANSVIDEO INTERNATIONAL LTD. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
19
Calculation of Ownership Interest in KyLin TV
Line
Description
Calculations
Calculation of TransVideo's Ownership in KyLin TV1
1
Value of 15.1% Interest in KyLin TV, Inc. (non-marketable, non-controlling basis)
$
10,000,000
2
÷ 15.1% Owership Interest
15.10%
3
Implied 100% Equity Value (non-marketable, non-controlling basis)
$
66,225,166
4
x Ownership Percentage
31.80%
5
Value of TransVideo's Ownership (non-marketable, non-controlling basis)
$
21,059,603
Rounded to Nearest:
6
Value of NeuLion's Ownership (non-marketable, non-controlling basis)
$
21,060,000
$5,000
Notes:
1. On February 26, 2010, a group of investors invested $10.0 million in KyLinTV for 15.1% of its equity, which reduced NeuLion's equity interest in KyLinTV from 17.1% to 12.2%. Of the total $10.0 million investment, $1.0 million was invested by
AvantaLion LLC, a company controlled by the Chairman of the Board of Directors of the Company.

APPENDIX A
SOURCES OF INFORMATION

Appendix A
Sources of Information
In conducting our valuation analysis, we relied upon information including, but not limited to, the following items:
1. Internal consolidated financial statements of TransVideo International Ltd. and Subsidiaries as of and for the
 years ended December 31, 2009 and 2008
2. Internal management projections of TransVideo for the years ending December 31, 2010 through 2015
3.  Internal management projections of iBaby; and iMedia for the years ending December 31, 2010 through 2015
4.  Trans Video International business plan overview, as of December 2009
5. iMedia/ iBaby Business Outlook 2010-2014 presentation prepared by the management of Beijing iMedia Technology Co., Ltd.
6. China Sports Media Co. Business & Operation Plan presentation, as of November 2009
7. Memorandum of Understanding (MOA) between the business partners involved in the China Sports Media Co. joint venture
8. Various contracts provided over the period 2004 to 2010
9.  Information from the Company’s Website www.transvideo.com.cn, as well as other industry and competitor Websites and regulatory filings
10. Software License and Product Distribution Agreement between NeuLion and TransVideo dated September 29, 2006
11. Public company information and market transaction data from Capital I.Q.
12. Merger Tracker M&A Market Analysis, December 2009, William Blair & Company
13. Not Just Another Fake, Economist.com, January 14, 2010
14. Various other internal documents and information provided by the management of TransVideo
15. Various other external industry and valuation resource materials
In addition to the documents and information detailed above, representatives of UHY met with members of TransVideo management, including Jianbing Duan and Andrew Zhang, at the offices of the Company in Beijing, China on April 19, 2010, to discuss the financial results of the business, its outlook, and discuss information regarding the business.

APPENDIX B
CONTINGENT AND LIMITING CONDITIONS

Appendix B
CONTINGENT AND LIMITING CONDITIONS
This valuation is subject to the following contingent and limiting conditions:
1.  Information, estimates, and opinions contained in this report are obtained from sources considered reliable; however, UHY Advisors FLVS, Inc. has not independently verified such information and no liability for such sources is assumed by the valuation analysts identified in this report. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial information provided to us and, accordingly, express no audit opinion or any other form of assurance on this information.
2.  All facts and data set forth in the report are true and accurate to the best of the valuation analysts’ knowledge and belief. We have not knowingly withheld or omitted anything from our report affecting our value estimate.
3.  We assume that there are no hidden or unexpected conditions of the business that would adversely affect value, other than as indicated in this report.
4.  This valuation was performed as of the valuation date and for the purpose specifically stated in the report. The valuation is valid only for the stated valuation date and for the stated specific purpose. The report may not be used for any other purpose. The report and conclusion of value are not to be construed as investment advice in any manner whatsoever.
5.  The various estimates of value presented in this report apply to this valuation only and may not be used out of the context presented herein. Any other use of this report may lead the user to an incorrect conclusion for which UHY Advisors FLVS, Inc. assumes no responsibility.
6.  Possession of this report, or a copy thereof, does not carry with it the right of publication of all or part of any item nor may it be used for any purpose without the previous written consent of the valuation analysts, and in any event only with proper authorization. Authorized copies of this report will be signed in blue ink by a Managing Director and/or Principal of UHY Advisors FLVS, Inc. Unsigned copies, or copies not signed in blue ink, should be considered to be incomplete.
7.  No change of any item in this appraisal report shall be made by anyone other than UHY Advisors FLVS, Inc., and we shall have no responsibility for any such unauthorized change.
8.  Unless stated otherwise in this report, we express no opinion as to: 1) the tax consequences of any transaction that may result; 2) the effect of the tax consequences of any net value received or to be received as a result of a transaction; and 3) the possible impact on the value resulting from any need to effect a transaction to pay taxes.
9.  This valuation and report were prepared for the users identified in this report. None of the contents of this valuation report shall be conveyed to any third party or to the public through any means without the express written consent of UHY Advisors FLVS, Inc.
10. Our valuation opinion is necessarily based on the definition of value stated in the report. An actual transaction in the interests of the business may be concluded at a higher value or lower value, depending on the circumstances surrounding the business, the appraised business interest, and the motivations and knowledge of both the buyers and sellers at that time. UHY Advisors FLVS, Inc. makes no guarantees about what value individual buyers and sellers may reach in an actual transaction.
11. No investigation of titles to property or of any claims on ownership of the property of the business by any individuals or company has been undertaken. Unless otherwise stated
in our report, title is assumed to be clear and free of encumbrances and as provided to us.
12. We have relied on the representations of the owners, management, and other third parties concerning the value and useful condition of all equipment, real estate, investments used in the business, and any other assets or liabilities, except as specifically stated otherwise in this report. We have not attempted to confirm whether or not all assets of the business are free and clear of liens and encumbrances or that the entity has good title to all assets.
13. Unless otherwise provided for in writing and agreed to by both parties in advance, the extent of the liability for the completeness or accuracy of the data, opinions, comments, recommendations and conclusions shall not exceed the amount paid to UHY Advisors FLVS, Inc. for professional fees, and then only to the party or parties for whom this report was originally prepared.

14. It should be specifically noted that the valuation assumes the business will be competently managed and maintained by financially sound owners, throughout the expected period of ownership. This valuation engagement does not entail an evaluation of management’s effectiveness, nor are we responsible for future marketing efforts and other management or ownership actions upon which actual results will depend. The conclusion of value arrived at herein is based on the assumption that the current level of management expertise and effectiveness would continue to be maintained, and that the character and integrity of the business through any sale, reorganization, exchange, or diminution of the owners’ participation would not be materially or significantly changed.
15. Valuation reports may contain prospective financial information, estimates, or opinions that represent the view of the business’ management and/or the valuation analysts about reasonable expectations at a particular point in time, but such information, estimates, or opinions are not offered as predictions or as assurances that a particular level of income or profit will be achieved or that specific events will occur. We do not provide assurance on the achievability of results forecasted by the business or its representatives because events and circumstances frequently do not occur as expected; differences between actual and expected results may be material; and achievement of the forecasted results is dependent on actions, plans, and assumptions of management.
16. Any decision to purchase, sell, or transfer any interest in the subject company shall be your sole responsibility, as well as the structure to be utilized and the price to be accepted.
17. Public information and industry and statistical information have been obtained from sources we believe to be reliable. However, we make no representation as to the accuracy or completeness of such information and have performed no procedures to corroborate the information.
18. No opinion is intended to be expressed for matters that require legal or other specialized expertise, investigation, or knowledge beyond that customarily employed by appraisers valuing businesses.
19. Neither all nor any part of the contents of this report should be disseminated to the public through advertising media, public relations, news media, sales media, mail, direct transmittal, or any other means of communication, including but not limited to the Securities Exchange Commission or other governmental agency or regulatory body, without the prior written consent and approval of UHY Advisors FLVS, Inc.
20. UHY Advisors FLVS, Inc. does not consent to be “expertised” with respect to matters involving the Securities and Exchange Commission. For purposes of this report, the foregoing sentence means that UHY Advisors FLVS, Inc. shall not be referred to by name or anonymously in any filing or document. Should you breach this stipulation and refer to UHY Advisors FLVS, Inc. by name or anonymously, you will amend such filing or document upon written request by UHY Advisors FLVS, Inc.
21. It is assumed that there are no regulations of any government entity to control or restrict the use of the underlying assets of the business, unless specifically referred to in the report, and that the underlying assets will not operate in violation of any applicable government regulations, codes, ordinances, or statutes. Unless otherwise stated, no effort has been made to determine the possible effect, if any, on the subject business due to future Federal, state, or local legislation, including any environmental or ecological matters or interpretations thereof.
22. UHY Advisors FLVS, Inc. is not an environmental consulting firm nor audit firm, and it takes no responsibility for any actual or potential environmental liabilities. Any person entitled to rely on this report, wishing to know whether such liabilities exist, or the scope and their effect on the value of the property of the business, is encouraged to obtain a professional environmental assessment. UHY Advisors FLVS, Inc. does not conduct or provide environmental assessments and has not performed one for the subject property of the business.
23. UHY Advisors FLVS, Inc. has not determined independently whether the business is subject to any present or future liability relating to environmental matters
 (including, but not limited to CERCLA/Superfund liability) nor the scope of any such liabilities. UHY Advisors FLVS, Inc.’s valuation takes no such liabilities into account, except as they have been reported to us or by an environmental consultant working for the business, and then only to the extent that the liability was reported to us in an actual or estimated dollar amount. Such matters, if any, are noted in the report. To the extent such information has been reported to us, we have relied on it without verification and UHY Advisors FLVS, Inc. offers no warranty or representation as to its accuracy or completeness.
24. UHY Advisors FLVS, Inc. has not made a specific compliance survey or analysis of the subject property of the business to determine whether it is subject to, or in compliance with, the American Disabilities Act of 1990, and this valuation does not consider the effect, if any, of noncompliance.
25. We are not required to give testimony in court, or be in attendance during any hearings or depositions, with reference to the business being valued, unless previous arrangements have been made.
26. This valuation reflects facts and conditions existing at the valuation date. Subsequent events have not been considered, and we have no obligation to update our report for such events and conditions. However, we reserve the right to disclose such subsequent events discovered after the valuation date which we determine may be meaningful to the intended user of this report.

APPENDIX C
VALUATOR’S CERTIFICATION

Appendix C
Valuator’s Certification
We certify that, to the best of any knowledge and belief:
●
The statements of fact contained in this report are true and correct, subject to the assumptions and conditions stated.
●
The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial, and unbiased professional analyses, opinions, and conclusions.
●  Ourengagement in this assignment was not contingent upon developing or reporting predetermined results.
●   Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.
●    Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of
 Professional Appraisal Practice, and the American Institute of Certified Public Accountants Statement on Standards for Valuation
 Services.
●    This report was prepared under the direction of Bruce L. Richman, CPA/ABV, CVA. Neither any of the professionals who worked on this engagement, nor the managing directors of UHY Advisors FLVS, Inc.. have any present or contemplated future interest in TransVideo
 International Ltd., any personal interest with respect to the parties involved, or any other interest that might prevent us from performing an unbiased valuation.
●
No one provided significant business assistance to the signer of this report, except for Patrick Corden and James Kazmier, CPA/ABV,
ASA
Bruce L. Richman, CPA/ABV, CVA

APPENDIX D
CURRICULUM VITAE OF
 BRUCE L. RICHMAN

Appendix D
CURRICULUM VITAE OF BRUCE L. RICHMAN
BACKGROUND:
Since 1980, Mr. Richman has been actively involved in business valuations, mergers and acquisitions and other financial and tax consulting matters. He is a
Managing Director of UHY Advisors FLVS, Inc. In his current position, Mr. Richman is responsible for various corporate valuation projects, forensic/litigation assignments, and valuation consulting services in the United States and for U.S. clients internationally.
PROFESSIONAL EXPERIENCE:
Prior to joining UHY, Mr. Richman was the Managing Director at the Trenwith Valuation, LLC (a subsidiary of BDO Seidman, LLP) and until June 2004 was a
Partner in the Business Valuation Practice Group for BDO Seidman, LLP. Prior to joining BDO, Mr. Richman was the President of the Investigative Valuation
Group, LLC. Before that, he was a partner in a national CPA firm and was in involved with business valuations consulting services. In addition to the business valuation area, Mr. Richman has extensive experience in the area of tax planning and compliance as well as the financial analysis and structuring of a wide variety of real estate projects, including real estate syndications, due diligence, workouts, and the strategic planning for troubled real estate. Mr. Richman has directed hundreds of engagements involving “going-concern” valuations. His valuation experience covers a full spectrum of industries from hospitality to manufacturing and private equity groups. He has been involved in several major litigation support projects as an expert witness, having testified in numerous courts and arbitration panels.
The results from Mr. Richman’s valuation projects have been used for the following purposes, among others:
*
Income, gift, and estate taxes
*
Workouts and reorganizations
*
Litigation and expert testimony
*
Strategic planning
*
Lost profits & Shareholder disputes
*
Ownership succession & buy-sell agreements
*
Mergers and acquisitions
*
Corporate Financial Reporting
*
Matrimonial matters
*
Intellectual Property
*
Private equity groups
*
Hedge Funds

EDUCATIONAL BACKGROUND:
Mr. Richman received his Bachelor of Science in Business Administration from North Adams State College in 1978; a Master’s of Science in Accounting from
The Ohio State University in 1980; and a Master’s of Science in Taxation from Bentley College in 1994. In 2009, Mr. Richman earned an MBA from the J.L.
Kellogg Graduate School of Management at Northwestern University with a major in International Business. Bruce has also taken other specialized training in
Business Valuation.
AFFILIATIONS:
Mr. Richman is a Certified Public Accountant (CPA); an ABV - Accredited in Business Valuations by the AICPA; a Certified Valuation Analyst (CVA) and a
Certified Forensic Accountant. Mr. Richman is also a candidate for the ASA designation with the American Society of Appraisers, specializing in business valuation. He is also a member of The Forensic CPA Society.
Mr. Richman has published various articles, manuals and books in the areas of business valuation and financial matters, and has been a speaker at various professional associations. Mr. Richman has also been quoted in the Wall Street Journal and USA Today and has appeared on MSNBC and CNNfn.